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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NAVTEQ CORPORATION
(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2006

Dear Stockholder:

        It is my pleasure to invite you to attend our Annual Meeting of Stockholders. The meeting will be held on Tuesday, May 9, 2006 at 9 a.m. Central Daylight Time at the Holiday Inn Chicago Mart Plaza, Wolf Point Ballroom, 15th Floor, 350 North Orleans Street, Chicago, Illinois 60654. The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be conducted at the meeting and the requirements to gain admission to the meeting.

        It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, if you hold your shares in registered form, please sign, date and return your proxy card as soon as possible or vote through the Internet in the manner described on the proxy card. If, on the other hand, you hold your shares through a bank, brokerage firm or other nominee, please sign, date and return to your bank, brokerage firm or other nominee the enclosed voting instruction form, or if you prefer, you may be able to vote by telephone or through the Internet in accordance with instructions set forth in the enclosed voting instruction form if available from your bank or brokerage firm.

        I look forward to seeing you on May 9th.

Sincerely,

Judson C. Green President and Chief Executive Officer

NAVTEQ CORPORATION
222 Merchandise Mart, Suite 900
Chicago, Illinois 60654

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 9, 2006
9 a.m. Central Daylight Time

March 31, 2006

Dear Stockholder:

        You are invited to the Annual Meeting of Stockholders of NAVTEQ Corporation. We will hold the meeting at 9 a.m. Central Daylight Time on May 9, 2006 at the Holiday Inn Chicago Mart Plaza, Wolf Point Ballroom, 15th Floor, 350 North Orleans Street, Chicago, Illinois 60654. At the meeting, we will ask you to:

  •
  Elect seven directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

  •
  Approve the NAVTEQ Corporation Amended and Restated 2001 Stock Incentive Plan; and

  •
  Vote on any other business properly brought before the meeting.

        Our Board of Directors recommends you vote "FOR" the election of each of the nominees to the Board and "FOR" the approval of the NAVTEQ Corporation Amended and Restated 2001 Stock Incentive Plan.

        The Board of Directors has fixed March 17, 2006 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

        Your vote is important. To be sure your vote counts and assure a quorum, please vote as soon as possible whether or not you plan to attend the meeting. If you hold your shares in registered form, please sign, date and return your proxy card or vote through the Internet in the manner described on the proxy card. If, on the other hand, you hold your shares through a bank, brokerage firm or other nominee, please sign, date and return to your bank, brokerage firm or other nominee the enclosed voting instruction form, or if you prefer, you may be able to vote by telephone or through the Internet in accordance with instructions set forth in the enclosed voting instruction form if available from your bank or brokerage firm.

                      By Order of the Board of Directors

                      Lawrence M. Kaplan
                      Senior Vice President, General Counsel and
                      Secretary

NAVTEQ CORPORATION
222 Merchandise Mart, Suite 900
Chicago, Illinois 60654

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, May 9, 2006

INFORMATION CONCERNING VOTING AND SOLICITATION

General

        The enclosed proxy is solicited on behalf of the Board of Directors of NAVTEQ Corporation (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 9, 2006 at 9 a.m. Central Daylight Time at the Holiday Inn Chicago Mart Plaza, Wolf Point Ballroom, 15th Floor, 350 North Orleans Street, Chicago, Illinois 60654, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. We first mailed this proxy statement and the accompanying form of proxy on or about March 31, 2006.

Agenda Items

        The agenda for the Annual Meeting is to:

  1.
  Elect seven directors;

  2.
  Approve the Company's Amended and Restated 2001 Stock Incentive Plan; and

  3.
  Conduct other business properly brought before the meeting.

Who Can Vote

        You can vote at the Annual Meeting if you are a holder of our common stock, $.001 par value per share on the record date. The record date is the close of business on March 17, 2006. You will have one vote for each share of common stock held on all matters to be voted upon at the meeting. As of March 17, 2006, there were 92,606,898 shares of common stock outstanding and entitled to vote.

How to Vote

For Shares Held Directly in the Name of the Stockholder

        If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of three ways:

  •
  In Person. If you choose to vote in person, you can come to the Annual Meeting and cast your vote in person;

  •
  Voting By Mail. If you choose to vote by mail, complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted FOR the nominees for director set forth in this Proxy Statement and FOR the approval of the Company's Amended and Restated 2001 Stock Incentive Plan. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies on those matters according to their best judgment; or

  •
  Voting via the Internet. If you choose to vote via the Internet, you may vote at the following web address: http://www.computershare.com/us/proxy. Votes submitted through the Internet must be received by 1:00 a.m. (Central Daylight Time) on May 9, 2006.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee

        If you hold your shares through a bank, brokerage firm or other nominee, you may vote your shares in any one of three ways:

  •
  In Person. If you choose to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, brokerage firm or other nominee authorizing you to vote at the Annual Meeting. You can then come to the Annual Meeting and cast your vote in person;

  •
  Voting By Mail. If you choose to vote by mail, complete and return to your bank, brokerage firm or other nominee the voting instruction form provided to you by your bank, brokerage firm or other nominee; or

  •
  Voting By Telephone or Internet. If you choose to vote by telephone or Internet and your bank or brokerage firm has arranged for such voting, vote in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee.

Use of Proxies

        All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Unless you tell us on the proxy card to vote differently, shares represented by signed and returned proxies will be voted "FOR" the nominees for director and "FOR" the approval of our Amended and Restated 2001 Stock Incentive Plan. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies on those matters according to their best judgment.

Broker Non-Votes

        A broker non-vote occurs when banks or brokerage firms holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the Annual Meeting and are not permitted to vote those undirected shares on specified matters under applicable stock exchange rules. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, referred to as a "broker non-vote," then those shares will not be considered entitled to vote with respect to that matter. Accordingly, broker non-votes will have no effect on the outcome of the election of directors or the approval of our Amended and Restated 2001 Stock Incentive Plan. However, abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the meeting.

Revoking a Proxy or Changing Your Vote

For Shares Held Directly in the Name of the Stockholder

        If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may revoke your proxy at any time before it is exercised. You may revoke a proxy by any of the following:

  •
  Submitting a properly executed later-dated proxy by mail or via the Internet;

  •
  Sending a written notice to the Secretary of NAVTEQ to:

  NAVTEQ Corporation
  222 Merchandise Mart, Suite 900
  Chicago, Illinois 60654
  Attention:    Lawrence M. Kaplan
                       Senior Vice President, General Counsel and Secretary

  You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Annual Meeting; or

  •
  Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not in and of itself revoke your proxy. You must also vote your shares at the Annual Meeting in order to effectively revoke your previously delivered proxy.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee

        If you hold your shares through a bank, brokerage firm or other nominee, you may change your vote at any time by:

  •
  Submitting a later-dated voting instruction form by mail to your bank, brokerage firm or other nominee;

  •
  Submitting a later-dated telephone or Internet vote, to the extent available, in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee; or

  •
  Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not in and of itself revoke your voting instructions to your bank, brokerage firm or other nominee. You must also vote your shares at the Annual Meeting in order to effectively revoke your previously delivered voting instructions. In order, however, to vote your shares at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from your bank, brokerage firm or other nominee to be able to vote at the Annual Meeting.

Quorum Requirement

        We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding common stock entitled to vote at the Annual Meeting either attend the Annual Meeting in person or are represented by proxy. Broker non-votes and votes withheld are counted as present for the purpose of establishing a quorum.

Vote Required for Action

        Directors are elected by a plurality of the vote of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Broker non-votes will not be voted in favor of the election of directors and will not count as shares entitled to vote and votes that are withheld from a director nominee will be excluded entirely from the vote for such nominee and will have no effect on the election of directors.

        Under our by-laws, the affirmative vote of shares representing a majority of the voting power present at the meeting in person or by proxy is required for approval of our Amended and Restated 2001 Stock Incentive Plan. Under the listing requirements of the New York Stock Exchange, approval of the Amended and Restated 2001 Stock Incentive Plan requires that (i) a majority of common stock issued, outstanding and entitled to vote must actually vote on the matter (with abstentions counting as votes cast and broker non-votes not counting as votes cast) and (ii) votes in favor must constitute at least a majority of the votes cast (with abstentions counting as votes cast and broker non-votes not counting as votes cast).

        For all other matters, our by-laws provide that the affirmative vote of shares representing a majority of the voting power present at the meeting in person or by proxy is required for approval. For this purpose, (i) abstentions have the same effect as votes cast against a particular proposal and (ii) broker non-votes are not considered to be shares entitled to vote (other than for quorum purposes), and therefore have no effect on the outcome of any proposal.

        In the absence of specific direction, shares represented by a proxy will be voted "FOR" the election of all director nominees and "FOR" the approval of our Amended and Restated 2001 Stock Incentive Plan.

Attendance at the Annual Meeting

        In order to attend the Annual Meeting, you will need an admittance ticket or proof of ownership of common stock as of the close of business on March 17, 2006. If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may use the top portion of the proxy card as your admissions ticket along with appropriate photo identification. You will also be admitted to the meeting if you are listed as a stockholder of record as of March 17, 2006 and bring proof of identification. If you hold your shares through a bank, brokerage firm or other nominee, you will need to bring a copy of the voting instruction card or you will need to provide proof of identification and proof of ownership by bringing a copy of a brokerage or bank statement showing your share ownership as of the record date. We can also admit anyone else to the meeting upon our discretion.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statement and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: Investor Relations, NAVTEQ Corporation, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654; telephone: (312) 894-7000. If you want to receive separate copies of the proxy statement or the annual report to stockholder in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

Expenses Relating to this Proxy Solicitation

        We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our stock and obtaining the proxies of those owners. In addition, we have retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of approximately $12,500 plus reasonable out-of-pocket expenses.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

General

        The names of persons who are nominees for director and their age, positions and offices with NAVTEQ are set forth in the table below. The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed. The authorized number of directors is currently seven. Each of the current directors has been nominated by our Board of Directors based on the recommendation of our Nominating and Governance Committee for election and has decided to stand for re-election. Mr. Andrew Green was appointed by the Board of Directors since the last annual meeting of stockholders to fill a vacancy on the Board. He was identified by a third party search firm that interviewed and presented potential candidates based on criteria supplied by the committee. In accordance with our Corporate Governance Guidelines and our Nominating and Governance Committee Charter, our Nominating and Governance Committee then recommended Mr. Green to the Board of Directors, which approved Mr. Green's appointment effective in March 2006.

        Proxies may not be voted for more than seven directors. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board of Directors to fill the vacancy, or the size of the Board of Directors may be reduced. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected to the Board of Directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. Stockholders may not cumulate votes in the election of directors.

        The Board of Directors recommends a vote FOR the election of all the nominees set forth below.

Name	Age	Positions and Offices Held with NAVTEQ
Richard J. A. de Lange	60	Director
Christopher Galvin	55	Director—Chairman of the Board
Andrew J. Green	50	Director
Judson C. Green(1)	53	Director—President and Chief Executive Officer
William L. Kimsey	63	Director
Scott D. Miller	53	Director
Dirk-Jan van Ommeren	55	Director

(1)
Serves as a member of the Board of Directors pursuant to the terms of his employment agreement.

Business Experience of Nominees

        Richard J. A. de Lange has served as a member of our Board of Directors since June 1996 and was the Chairman of our Board of Directors from October 1999 until October 2004. He joined Philips Electronics Nederland B.V. in 1970 and held various positions of increasing responsibility within Philips until June 2002. Mr. de Lange was Chairman and Chief Executive Officer of the board of management of Philips Electronics Nederland B.V. from October 1998 to June 2002. From September 2003 until December 2004, Mr. de Lange served as an advisor to the Board of United Pan-Europe Communications Inc. From March 1996 until September 2003, he was a member of the Supervisory Board of United Pan-Europe Communications N.V. Mr. de Lange is also Chairman of the Dutch Society of Industry and Commerce, acting Chairman of EnergieNed, the federation of energy companies in The Netherlands, and a director of Priority Telecom N.V. and Van Thiel United B.V.

        Christopher Galvin has served as a member and the non-executive chairman of our Board of Directors since October 2004. Since 2005, Mr. Galvin has served as Chairman of Harrison Street Capital, a private equity firm. From 1999 to 2003, Mr. Galvin was Chairman of the Board and CEO of Motorola Inc. Mr. Galvin joined Motorola Inc. in 1973 and served that company in numerous senior executive positions over three decades. He was appointed to the role of senior vice president and the chief corporate staff officer at Motorola in January 1988, and became a member of the Policy and Operating Committees of the corporation. He was elected President and Chief Operating Officer in 1993 and was promoted to Chief Executive Officer in 1997. Mr. Galvin serves on Bechtel Corporation's Board of Counselors; Northwestern University Board of Trustees Executive Committee; Advisory Committee to the Chief Executive of Hong Kong and Tienjin, China; American Enterprise Institute Board; member of the Legion D'honneur, Business Council (US); American Society of Corporate Executives; Past Chair of the US-China Business Council; former member of US Department of Defense Science Board; and former Director of the Rand Corporation.

        Andrew J. Green has served as a member of our Board of Directors since March 2006. Since October 2001, he has been Chief Executive of BT Global Services, a division of BT plc, a leading provider of communications solutions and services. From 1986 until October 2001, Mr. Green held a number of positions at BT plc, including Chief Executive of BT Openworld and Group Director of Strategy and Development. Mr. Green also serves as a member of the Board of Directors of BT plc.

        Judson C. Green has served as our President and Chief Executive Officer and as a member of our Board of Directors since joining us in May 2000. Previously, Mr. Green was the President of Walt Disney Attractions, the theme park and resort segment of The Walt Disney Company, from August 1991 until December 1998, and Chairman from December 1998 until April 2000. Prior to his positions at Walt Disney Attractions, he served as Chief Financial Officer of The Walt Disney Company from December 1989 until August 1991. Mr. Green is also currently a director of Harley-Davidson, Inc.

        William L. Kimsey has served as a member of our Board of Directors since October 2004. From 1998 to 2002, Mr. Kimsey was Global Chief Executive Officer and a member of the Global Executive Board of the public accounting firm of Ernst & Young. Mr. Kimsey has more than 30 years of experience, all gained at Ernst & Young and its predecessor, Arthur Young & Company. Mr. Kimsey is also a director of Accenture Ltd., Parsons Corporation, Royal Caribbean Cruises, Ltd. and Western Digital Corporation. Mr. Kimsey is a certified public accountant and is a member of the American Institute of Certified Public Accountants.

        Scott D. Miller has served as a member of our Board of Directors since August 2004. Since March 2004, Mr. Miller has concurrently served as the President and CEO of the Six Sigma Academy, the original Six Sigma deployment firm providing progressive Six Sigma training and implementation, and as Chief Executive Officer of G100, a membership organization providing a forum for CEOs to discuss timely issues with their peers. Previously, Mr. Miller served as Non-Executive Vice Chairman of Hyatt Hotels Corporation, an international hospitality and real estate company based in Chicago, Illinois, from May 2003 through September 2003, as President from December 1999 to April 2003 and as Executive Vice President from August 1997 to December 1999. Prior to joining Hyatt, Mr. Miller was a founding partner and CEO of United Infrastructure, an infrastructure operating and development company in partnership with Peter Kiewit Sons and Bechtel Enterprises. Mr. Miller currently serves on the boards of Schindler Holding Ltd. and Axa Financial, Inc.

        Dirk-Jan van Ommeren has served as a member of our Board of Directors since March 1999. Mr. van Ommeren is also the Chairman of the Board of Managing Directors of Oranje-Nassau Groep B.V. Previously,

Mr. van Ommeren was the Managing Director of Oranje-Nassau Groep B.V. from 1996 to 1999. Mr. van Ommeren has also held management positions with Amsterdam Investeringsbank N.V., Westland/Utrecht Hypotheekbank N.V. and Amsterdam-Rotterdam Bank N.V. Mr. van Ommeren also holds positions with VVAA Groep B.V. (member of the Supervisory Board) and Stallergenes S.A. (member of the Supervisory Board).

INFORMATION ABOUT THE BOARD OF DIRECTORS

Meetings

        During 2005, the Board of Directors held 6 regular and special meetings. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which they served. While we encourage all members of the Board of Directors to attend annual meetings of our stockholders, there is no formal policy as to their attendance. All of the members of the Board of Directors attended the 2005 Annual Meeting of Stockholders.

        The Company's independent directors meet in regularly scheduled executive sessions at which only independent directors are present. The presiding director of the executive sessions of non-management directors is our Chairman of the Board (if he or she is independent). If the Chairman of the Board is not independent, then one of the chairs of the standing Board committees who is an independent director presides over such executive sessions. If not otherwise specified by the non-management directors, the director presiding as chair at such meetings rotates among the chair of the Audit, Compensation and Nominating and Governance committees. Interested parties may communicate with any such director by sending a letter to such director to our corporate headquarters as set forth under "Stockholder Communications" below.

Independence

        In accordance with the listing standards of the New York Stock Exchange ("NYSE"), a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. Our Board of Directors has affirmatively determined that Mssrs. Galvin, Andrew Green, Kimsey, Miller, de Lange and van Ommeren, representing a majority of the Company's directors, are independent within the meaning of the New York Stock Exchange listing standards. In making this determination, the Board concluded, in accordance with our guidelines previously adopted by the Board and summarized below with respect to Board determinations of the absence of material relationships between us and our directors, that there were no relevant transactions or relationships between any of these directors, or any of their family members, and the Company, its senior management or its independent auditors except Mr. Miller's membership on the board of directors of AXA Financial, Inc., which beneficially owns approximately 7.5% of our common stock according to a Schedule 13G filed on February 14, 2006. Of the approximately 6.9 million shares of the Company's common stock held by AXA Financial, approximately 6.7 million shares are held by third-party client accounts managed by Alliance Capital Management L.P. and the remainder of the shares are held by AXA Equitable Life Insurance Company. Alliance Capital Management L.P. and AXA Equitable Life Insurance Company are wholly-owned by AXA Financial. The Board considered various factors, including the lack of any business relationship between the Company and AXA Financial or its affiliates other than ownership of the Company's common stock, the amount of AXA Financial securities held by Mr. Miller, that Mr. Miller and the board of directors of AXA Financial have not been involved in investment decisions relating to the Company's securities, and that Mr. Miller is not a member of AXA Financial's management or the management of any of AXA Financial's affiliates or a member of an investment or similar committee with duties that include investment decisions relating to the Company's securities, and concluded that Mr. Miller is independent under the listing standards of the New York Stock Exchange.

        Our Board of Directors has adopted standards in connection with assessing whether a director satisfies the applicable New York Stock Exchange requirements with respect to being "independent." The Board will make determinations concerning a director's independence based on a broad consideration of all relevant facts and circumstances. A director will not be considered to be independent if:

  (a)
  the director is, or has been within the last three years, an employee of NAVTEQ, or has an immediate family member who is, or has been within the last three years, an executive officer of NAVTEQ;

  (b)
  the director has received, or has an immediate family member who is an executive officer and has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from NAVTEQ, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

  (c)
  (i) the director is, or has an immediate family member who is, a current partner of a firm that is our internal or external auditor; (ii) the director is a current employee of such a firm; (iii) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (iv) the director was or has an immediate family member who was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time;

  (d)
  the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the our present executive officers at the same time serves or served on that company's compensation committee; or

  (e)
  the director is a current employee, or has an immediate family member who is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues (as reported in the last completed fiscal year of such other company).

        In addition to the standards listed above, a director will not be considered to be independent by the Board if the Board finds that a director has material business arrangements or relationships with us which the Board believes would jeopardize the director's judgment. The Board will review for materiality all business arrangements or relationships between us and a director and all business arrangements or relationships between us and an entity for which the director serves as an executive officer or general partner or has an equity ownership interest. Arrangements and relationships that the Board believes are not material and not likely to jeopardize the director's judgment, and thereby the director's independence, are set forth in paragraphs (f) through (i) below. In all situations discussed below, the independence determination assumes that the business arrangement or relationship addressed would not violate any of the standards set forth in paragraphs (a) through (e) above, and the determination of independence is conditioned upon there being no such violation.

        (f)     a relationship or business arrangement between a director and a not for profit organization, if a director of NAVTEQ, or a director's immediate family member, serves as an executive officer of such not for profit organization, and our contributions to the organization, in the aggregate, do not exceed the greater of two percent or $1 million of that organization's latest publicly available total revenues;

        (g)   a relationship or business arrangement between us and a director (or an entity in which the director is an executive officer, general partner or holder of 5% or more of the equity interests) that is on terms that are usually and customarily offered to customers by us (where we are the vendor) or an arrangement that is on substantially similar terms as those prevailing at the time for comparable transactions with other customers under similar circumstances (where the we are the customer);

        (h)   a relationship or business arrangement where a director is an executive officer, general partner or holder of 5% or more of the equity interests of another entity that is indebted to us, or to which we are indebted, and the total amount of either company's indebtedness to the other is less than five percent of the total consolidated assets of the company he or she serves as an executive officer; and

        (i)     a relationship or business arrangement between us and an entity in which the director is the holder of less than 5% of the equity interests of such entity.

        In addition, a relationship or business arrangement involving a director's relative will not be considered a "material relationship" solely by virtue of the familial relationship if the relative is not an immediate family member of the director.

        In applying the factors listed in (f) through (i) above, the Board will consider such other factors as it may deem necessary to arrive at sound determinations as to the independence of each Director, and such factors may override the conclusions of independence or non-independence that would be reached simply by applying the guidelines. In addition, relationships not described in these categorical standards will be evaluated on an individual basis as provided for in the listing standards. A director who has a business arrangement or relationship with us that is not described in these categorical standards nevertheless may be determined to be independent by the Board.

        For purposes of the standards listed above: (i) "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home; (ii) "executive officer" has the same meaning specified for the term "officer" in Rule 16a-1(f) under the Securities Exchange Act of 1934; and (iii) "us," "we" and "NAVTEQ" include any subsidiary of ours that is required to be consolidated under U.S. generally accepted accounting principles.

        In addition to the foregoing, a director will be considered independent for purposes of serving on our Audit Committee only if the director also has not, other than in his or her capacity as a member of the Board or of the Audit Committee or any other Board committee, accepted directly or indirectly any consulting, advisory, or other compensatory fee from us and is not an affiliated person of the Company as defined by the rules of the Securities and Exchange Commission, or SEC.

Stockholder Communications

        The Board of Directors provides a process by which stockholders may communicate with the Board, including non-management members. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to any member or the entire Board of Directors of NAVTEQ, c/o Corporate Secretary, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654. We will forward all mail received at our corporate office that is addressed to the Board of Directors or any member of the Board. On a periodic basis, all such communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the specific Board member to whom the communications are addressed.

Committees

        The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee

        The Board of Directors has adopted a written charter that outlines the duties of the Audit Committee. A copy of this charter is available on our web site at www.navteq.com under "Investor Relations—Corporate Governance." A hard copy of the charter is also available upon written request to the Corporate Secretary, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654. The Audit Committee is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal audit staff and by our independent auditors. Its duties include:

  •
  selecting independent auditors;

  •
  reviewing the scope of the audit to be conducted by the independent auditors and the results of their audit;

  •
  approving non-audit services provided to us by the independent auditor;

  •
  reviewing the integrity, adequacy and effectiveness of our financial reporting process and internal controls;

  •
  assessing our financial reporting practices, including the disclosures in our annual and quarterly reports and the accounting standards and principles followed; and

  •
  conducting other reviews relating to compliance by our employees with our policies and applicable laws.

        Members:    Mr. Kimsey (Chairman), Mr. Miller and Mr. van Ommeren. The Board of Directors has determined that all of the members of the Audit Committee are "independent" as defined by the applicable rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission and that Mr. Kimsey and Mr. van Ommeren are each "audit committee financial experts" as that term is defined in the Securities and Exchange Commission's rules and regulations. In addition, in accordance with the New York Stock Exchange listed company requirements, the Board has determined that Mr. Kimsey's service on the audit committees of three other public companies will not impair Mr. Kimsey's ability to serve on our Audit Committee.

        Number of Meetings in 2005:    12

Compensation Committee

        The Board of Directors has adopted a written charter that outlines the duties of the Compensation Committee. A copy of this charter is available on our web site at www.navteq.com under "Investor Relations—Corporate Governance." A hard copy of the charter is also available upon written request to the Corporate Secretary, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654. This committee's primary responsibility is to discharge our Board's responsibilities relating to compensation of our senior executives. Its duties include:

  •
  developing guidelines and reviewing the compensation and performance of our executive officers, setting the compensation of the Chief Executive Officer and evaluating his performance based on corporate goals and objectives;

  •
  making recommendations to the Board with respect to incentive compensation plans, equity-based plans and deferred compensation plans; and

  •
  reviewing director compensation levels and practices, and recommending, from time to time, changes in such compensation levels and practices to the Board.

        Members:    Mr. de Lange (Chairman), Mr. Galvin and Mr. Miller. All of the members of the Compensation Committee are "independent" as defined by the applicable rules and regulations of the New York Stock Exchange.

        Number of Meetings in 2005:    7

Nominating and Governance Committee

        The Board of Directors has adopted a written charter that outlines the duties of the Nominating and Governance Committee. A copy of the charter for the Nominating and Governance Committee is available on our web site at www.navteq.com under "Investor Relations—Corporate Governance." A hard copy of the charter is also available upon written request to the Corporate Secretary, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654. The principal duties of the Nominating and Governance Committee include, among other things, the selection of potential candidates for our Board of Directors and the development and annual review of our governance principles. This committee also oversees the annual self-evaluations of our Board and its committees and makes recommendations to our Board of Directors concerning the structure and membership of the Board and committees.

        The Nominating and Governance Committee will consider nominees for director based on various factors, which include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and other qualifications set forth in our Corporate Governance Guidelines described below. There are no minimum qualifications that must be met by a Nominating and Governance Committee-recommended nominee. Candidates may come from current Board members, management or professional search firms. The Nominating and Governance Committee will also consider director candidates that are recommended by stockholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Any such recommendations must be submitted to the Nominating and Governance Committee in the manner set forth under "Stockholder Communications" above. The Nominating and Governance Committee applies the same criteria to nominees recommended by stockholders as discussed above. Stockholders may also nominate candidates by submitting such nominees to the Corporate Secretary in writing in compliance with the procedures outlined under the heading "Stockholder Proposals for the 2007 Annual Meeting" and should not include self-nominations.

        Members:    Mr. Galvin (Chairman), Mr. de Lange and Mr. Miller. All of the members of the Nominating and Governance Committee are "independent" as defined by the applicable rules and regulations of New York Stock Exchange.

  Number of Meetings in 2005: 3

Corporate Governance Guidelines

        The Board of Directors has adopted Corporate Governance Guidelines that set forth (i) Board of Directors Responsibilities, (ii) Board structure and operation, (iii) management's responsibilities and (iv) resource available to the Board members. Our Corporate Governance Guidelines are available on our web site at www.navteq.com under "Investor Relations—Corporate Governance." A hard copy of the charter and our Corporate Governance Guidelines are also available upon written request to the Corporate Secretary, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654.

Code of Ethics

        We have adopted a code of ethics, known as our Code of Ethics and Business Conduct, that applies to all directors and employees including our principal executive officer, principal financial officer, principal accounting officer and controller and persons performing similar functions. This code of ethics can be found on our web site at www.navteq.com by completing the following steps:

  •
  First, Click on Investor Relations;

  •
  Click on Corporate Governance; and

  •
  Finally, click on either Code of Conduct—NA, Code of Conduct—EU or Code of Conduct—Korea, for our North America, European and Korean codes of ethics, respectively.

Stockholders may also obtain a copy of the Code of Ethics and Business Conduct by submitting a request for such copy to NAVTEQ, c/o Corporate Secretary, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654.

Board of Directors Compensation

        We pay each member of our Board of Directors, other than those who are our employees or employees of our affiliates, an annual retainer of $40,000 for service on the Board and $1,500 for each Board meeting attended by the member in excess of four meetings each year. Each member of our Board of Directors serving on one of our committees receives an additional annual fee of $6,000 for each committee upon which the member serves. In addition, the Audit Committee chairman receives an additional annual fee of $10,000 and the chairman of any other committee receives an additional annual fee of $5,000. We also annually award stock options valued at an amount of $60,000 and restricted stock units valued at an amount of $30,000 to each member of our Board of Directors, other than those who are our employees or employees of our affiliates. The exercise price of options granted to members of our Board have been and will be equal to the closing price of our common stock on the date of grant, except for the options that were granted on the date of our initial public offering which had an exercise price equal to the initial public offering price. We also reimburse members of our Board of Directors for travel, lodging and other reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

SECURITY OWNERSHIP OF NAVTEQ

        The following table sets forth information regarding the beneficial ownership of our common stock as of March 1, 2006, by the following individuals, entities or groups:

  •
  each person or entity who we know beneficially owns more than five percent of our outstanding common stock;

  •
  each of the named executive officers;

  •
  each director and nominee; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the shares. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and restricted stock units held by that person that are currently exercisable or vested, or will become exercisable or vested, within 60 days after March 1, 2006 are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

        Applicable percentage ownership in the following table is based on 92,421,369 shares of common stock outstanding as of March 1, 2006. Unless otherwise indicated, the address for each stockholder listed in the table is c/o NAVTEQ Corporation, 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENTAGE OF SHARES BENEFICIALLY OWNED
Five Percent Stockholders:
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	11,847,380	(1)	12.8%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	9,847,109	(2)	10.7%
Delaware Management Holdings 2005 Market Street Philadelphia, PA 19103	8,050,030	(3)	8.7%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	7,530,400	(4)	8.1%
AXA Financial, Inc. 1290 Avenue of the Americas New York, NY 10104	6,916,439	(5)	7.5%
Prudential Financial, Inc. 751 Broad Street Newark, New Jersey 07102	6,889,637	(6)	7.5%
Janus Capital Management LLC 151 Detroit Street Denver, CO 80206	4,974,603	(7)	5.4%

Directors and Named Executive Officers:
Richard J. A. de Lange	3,029	(8)	*
Christopher Galvin	500	(9)	*
Judson C. Green	2,348,933	(10)	2.5%
Andrew J. Green	0		*
William Kimsey	500	(11)	*
Scott D. Miller	21,420	(12)	*
Dirk-Jan van Ommeren	3,029	(13)	*
David B. Mullen	163,464	(14)	*
M. Salahuddin Khan	5,163	(15)	*
John K. MacLeod	185,957	(16)	*
Denis M. Cohen	226,948	(17)	*
Total of all Directors and Executive Officers	3,172,316		3.3%

*
Less than 1%.

(1)
Beneficial ownership information is based on information contained in a report on Schedule 13G/A filed with the SEC on February 14, 2006 by FMR Corp. with respect to its ownership of our common stock as of December 31, 2005. According to the schedule, (i) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 10,529,080 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, (ii) Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 527,500 shares of our common stock as a result of its serving as investment manager of the institutional accounts, and (iii) Fidelity International Limited is the beneficial owner of 790,800 shares of our common stock. According to the schedule, (i) Mr. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity Management and Research Company, and the funds each has sole power to dispose of the 10,529,080 shares owned by Fidelity Management and Research Company, (ii) the power to vote the shares held by Fidelity Research and Management Company resides with the Fidelity Funds Board of Trustees, (iii) Mr. Johnson and FRM Corp., through its control of Fidelity Management Trust Company, has sole dispositive power and sole power to vote or direct the voting of 527,500 shares and (iv) there is no shared voting or dispositive power with respect to shares of our common stock.

(2)
Beneficial ownership information is based on information contained in a report on Schedule 13G/A filed with the SEC on March 10, 2006 by T. Rowe Price Associates, Inc. According to the schedule, as of February 28, 2006, T. Rowe Price Associates, Inc. has the sole voting power with respect to 2,119,790 shares, sole dispositive power with respect to 9,847,109 shares of our common stock and does not share any voting or dispositive power with respect to any shares.

(3)
Beneficial ownership information is based on information contained in a report on Schedule 13G filed with the SEC on February 9, 2006 by Delaware Management Holdings. According to the schedule, Delaware Management Holdings has (i) the sole power to vote or direct the vote with respect to 7,634,871 shares of our common stock, (ii) the shared power to vote or to direct the vote with respect to 395,159 shares of our common stock, (iii) the sole power to dispose or to direct the disposition with respect to 7,850,030 shares of our common stock and (iv) shared power to dispose or to direct the disposition with respect to 200,000 shares of our common stock.

(4)
Beneficial ownership information is based on information contained in a report on Schedule 13G filed on February 10, 2006 by Capital Research and Management Company. According to the schedule, Capital Research and Management Company has (i) sole voting power with respect to 3,881,400 shares, (ii) sole dispositive power with respect to 7,530,400 shares and (iii) no shared voting or dispositive power with respect to shares of our common stock.

(5)
Beneficial ownership information is based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2006 by AXA Financial, Inc. with respect to ownership of our common stock as of

  December 31, 2005. According to the schedule, (i) Alliance Capital Management L.P. has sole power to vote or direct the vote with respect to 5,143,626 shares of our common stock, shared power to vote or direct the vote with respect to 9,300 shares and sole power to dispose or to direct the disposition with respect to 6,703,928 shares of our common stock, (ii) AXA Equitable Life Insurance Company has sole power to vote or to direct the vote with respect to 84,280 shares of our common stock and sole power to dispose or to direct the disposition with respect to 212,511 shares of our common stock and (iii) there is no shared dispositive power with respect to shares of our common stock.

(6)
Beneficial ownership information is based on information contained in a report on Schedule 13G/A filed by Prudential Financial, Inc. with the SEC on February 10, 2006. According to the schedule, Prudential Financial, Inc. has sole power to vote or to direct the vote, and sole power to dispose or to direct the disposition of 526,500 shares of our common stock, shared power to vote or to direct the vote of 4,669,243 shares of our common stock and shared power to dispose or direct the disposition of 6,363,137 shares of our common stock. In addition, according to a Schedule 13G/A filed by Jennison Associates, LLC with the SEC on February 14, 2006, Jennison Associates LLC is owned by The Prudential Insurance Company of America. According to the schedule, Jennison Associates, LLC has sole power to vote or to direct the vote with respect to 5,181,692 shares of our common stock, shared power to dispose or to direct the disposition of 6,875,586 shares of our common stock, and does not have any shared voting power or any sole dispositive power with respect to shares of our common stock.

(7)
Beneficial ownership information is based on information contained in a report on Schedule 13G filed with the SEC on February 14, 2006 by Janus Capital Management LLC. According to the schedule, Janus Capital Management LLC has sole voting and dispositive power with respect to 4,971,579 shares of our common stock and shared voting and dispositive power with respect to 3,024 shares of our common stock.

(8)
Includes options to purchase 2,449 shares of our common stock held by Mr. de Lange exercisable within 60 days of March 1, 2006 and 341 restricted stock units vesting within 60 days of March 1, 2006.

(9)
Includes options to purchase 419 shares of our common stock held by Mr. Galvin exercisable within 60 days of March 1, 2006.

(10)
Includes options to purchase 2,179,000 shares of common stock held by Mr. Green exercisable within 60 days of March 1, 2006 and 154,833 restricted stock units vesting within 60 days of March 1, 2006.

(11)
Includes options to purchase 419 shares of our common stock held by Mr. Kimsey exercisable within 60 days of March 1, 2006.

(12)
Includes options to purchase 1,208 shares of our common stock held by Mr. Miller exercisable within 60 days of March 1, 2006.

(13)
Includes options to purchase 2,449 shares of our common stock held by Mr. van Ommeren exercisable within 60 days of March 1, 2006 and 341 restricted stock units vesting within 60 days of March 1, 2006.

(14)
Includes options to purchase 156,468 shares of common stock held by Mr. Mullen exercisable within 60 days of March 1, 2006.

(15)
Includes options to purchase 5,163 shares of common stock held by Mr. Khan exercisable within 60 days of March 1, 2006.

(16)
Includes options to purchase 182,616 shares of common stock held by Mr. MacLeod exercisable within 60 days of March 1, 2006.

(17)
Includes options to purchase 223,827 shares of common stock held by Mr. Cohen exercisable within 60 days of March 1, 2006.

Stockholder Return Performance Presentation

        The graph that follows shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933, as amended ("Securities Act") or the Securities Exchange Act of 1934, as amended ("Exchange Act"), notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent we incorporate such graph by specific reference. The following Stockholder Return Performance Graph compares the cumulative total stockholder return of our common stock against the Russell 1000 Index and the Dow Jones US Technology Index for the period from August 6, 2004, the date of our initial public offering, to December 31, 2005. The comparison assumes $100 was invested on August 6, 2004 in our common stock and in each of the Indices and assumes reinvestment of dividends. The historical stock price performance of our common stock shown in the performance graph below is not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG NAVTEQ CORPORATION, THE RUSSELL 1000 INDEX
AND THE DOW JONES US TECHNOLOGY INDEX

	Cumulative Total Return
	8/6/04	12/31/04	12/31/05
NAVTEQ Corporation	$100	$210.73	$199.41
Russell 1000 Index	$100	$115.75	$123.00
Dow Jones US Technology Index	$100	$118.90	$122.84

EXECUTIVE COMPENSATION

        The following table summarizes the compensation earned in the fiscal years ended December 31, 2005, 2004 and 2003 by our President and Chief Executive Officer and the other four most highly paid executive officers whose total salary and bonus awards exceeded $100,000 for the fiscal year ended December 31, 2005. In this document, we refer to these individuals as our "named executive officers."

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus(1)	Other Compensation		Restricted Stock Unit Awards(2)		Shares Underlying Options
Judson C. Green President and Chief Executive Officer	2005 2004 2003	$630,000 618,462 600,000	$750,000 950,000 720,000	$63,239 55,246 36,000	(3) (3) (3)	$	— 13,612,939 —	— — —
David B. Mullen Executive Vice President and Chief Financial Officer	2005 2004 2003	$349,231 330,000 330,000	$250,000 350,000 200,000	$12,000 12,000 —	(4) (4)		$306,244 123,860 —	31,868 19,400 285,714
John K. MacLeod Executive Vice President, NAVTEQ Connected Services	2005 2004 2003	$330,000 330,000 342,692	$200,000 200,000 200,000	$12,000 12,000 —	(4) (4)		$164,993 144,540 —	17,170 22,630 —
M. Salahuddin Khan Senior Vice President, Global Marketing and Strategy	2005 2004 2003	$320,000 320,000 320,000	$160,000 150,000 200,000	$12,000 12,000 —	(4) (4)		$140,013 140,140 —	14,568 21,950 —
Denis M. Cohen Executive Vice President	2005 2004 2003	$313,380 312,115 261,084	$186,908 186,383 122,450	$4,767 4,626 —	(4) (4)		$146,526 113,960 —	14,900 17,840 —

(1)
Represents amounts earned in the year indicated, but paid in the following year.

(2)
Restricted stock units are securities that require us to deliver one share of our common stock to the holder for each vested unit. Restricted stock units granted to the named executive officers other than Mr. Green, vest in four equal installments beginning on the anniversary of February 1, 2004 with respect to the 2004 grants and the anniversary of February 15, 2005 with respect to the 2005 grants. The restricted stock units granted to Mr. Green vest in four equal annual installments beginning on the anniversary of April 30, 2004. Mr. Green's restricted stock units were granted prior to our shares being publicly traded, and as such, the value of Mr. Green's restricted stock units set forth above is based on our initial public offering price of $22.00 per share. The aggregate number of restricted stock units outstanding as of December 31, 2005 was 711,053 with an aggregate value of $31,193,895 based on the closing price of our common stock at the close of business on December 31, 2005. To the extent we pay dividends to holders of our common stock, we will also pay dividends to holders of restricted stock units which will be credited to the holder's account and reinvested in restricted stock units based on the fair market value at that time.

(3)
Represents an allowance for business expenses in all years and life insurance premiums in 2004 and 2005.

(4)
Represents an allowance for automobiles.

        The target level of bonuses for each of the named executive officers is initially set forth in each of their respective employment agreements and can be modified from time to time by the Compensation Committee based on promotions and other factors. The target level is generally based on competitive market data by position and level of responsibility. Our Compensation Committee is responsible for determining and approving the bonus for our President and Chief Executive Officer. Our President and Chief Executive Officer recommends to the Compensation Committee for approval the actual amounts of the bonuses for each of the other named executive officers each year, which sometimes exceeds the target levels. He also recommends to the Compensation Committee the amount of base salary for each of the other names executive officer each year. The bonus and other components of our executive compensation program for each of the named executive officers are based primarily on:

  •
  our financial performance compared with the performance objectives approved by the Committee;

  •
  our financial performance compared with the financial performance of our competitors and peer group companies;

  •
  the individual executive's performance as measured by his or her achievement of quantitative and qualitative objectives, which may include deliverables relating to corporate and divisional initiatives, driving the overall performance of such executive officer's area(s) of responsibility and demonstrating expected leadership qualities;

  •
  executive compensation programs of competitors, peer group companies and other public companies; and

  •
  the compensation levels of employees of ours generally, in order to provide appropriate context for making compensation decisions at the executive officer level.

        The bonuses for each of the named executive officers for each of the last three fiscal years were between 100% and 145% of the targeted amounts, not including bonuses for partial years or a one-time bonus payable to each of Mr. Green and Mr. Mullen of $200,000 and $150,000, respectively, in connection with the successful completion of the initial public offering in 2004.

Option Grants

        The following table contains information concerning the grant of options to purchase shares of our common stock to each of the named executive officers during the fiscal year ended December 31, 2005. The percentage of total options granted to employees set forth below is based on an aggregate of 627,070 shares subject to options granted in 2005.

Option Grants In Last Fiscal Year

		Individual Grants(1)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in 2005
	Number of Securities Underlying Options Granted
Name			Exercise or Base Price ($/Share)	Expiration Date
					5%(2)	10%(2)
David B. Mullen	31,868	25.4%	$42.70	2/23/15	$855,777	$2,168,707
John MacLeod	17,170	13.7%	$42.70	2/23/15	$461,080	$1,168,467
M. Salahuddin Khan	14,568	11.6%	$42.70	2/23/15	$391,206	$991,393
Denis M. Cohen	14,900	11.9%	$43.70	2/28/15	$409,492	$1,037,734

(1)
Each option becomes exercisable as to 25% of the underlying shares on February 15, 2006 and as to approximately 2.08% of the underlying shares per month thereafter until February 15, 2009. Upon a change of control, these options will terminate and become fully vested and exercisable prior to the closing of the transaction unless provision is made in the transaction for continuation or assumption of the options or the substitution of equivalent awards are granted.

(2)
Based upon exercise price of option.

Aggregated Options Exercised During 2005 and Options Values at December 31, 2005

        The following table contains information regarding options exercised during 2005 and unexercised options held at December 31, 2005, by the named executive officers.

			Number of unexercised options at December 31, 2005 (#)	Value of unexercised in-the-money options at December 31, 2005 ($)(1)
Name	Shares acquired on exercise(#)	Value realized($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Judson C. Green	250,000	$10,444,771	$2,235,000/0	$94,920,450/0
David B. Mullen	71,428	$2,710,886	151,748/113,806	$5,641,584/2,990,705
John K. MacLeod	39,935	$1,643,954	184,722/29,428	$7,631,480/288,171
M. Salahuddin Khan	197,446	$8,368,993	62,613/26,458	$2,640,346/277,079
Denis M. Cohen	None	None	209,067/37,957	$8,710,650/782,685

(1)
Based upon the closing price of our common stock on December 31, 2005, which equaled $43.87 per share.

Compensation Committee Report on Executive Compensation

        The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or "filed," or incorporated by reference in future filings with the SEC, except to the extent the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        The Compensation Committee of the Board of Directors administers the Company's executive officer compensation program, including determining the nature and amount of compensation to be paid to the Company's executive officers, establishing performance-based criteria and goals related to compensation and evaluating the performance of the Company's Chief Executive Officer and other executive officers in light of the criteria and goals. In addition the Compensation Committee administers the Company's stock plans with respect to the Company's officers (as defined by Rule 16a-1 of the rules and regulations of the Securities Exchange Act of 1934).

        In 2005, the Company's Compensation Committee was comprised of Richard J. A. de Lange, Christopher B. Galvin and Scott D. Miller.

Compensation Philosophy

        The primary goals of the Committee in implementing the Company's executive compensation program and assessing compensation alternatives are:

  •
  to provide competitive levels of overall compensation to Company executive officers in order to enable the Company to attract and retain highly-qualified executives;

  •
  to motivate executive officers to achieve the Company's short-term and long-term business objectives and reward those executive officers for their achievements of these objectives;

  •
  to meaningfully relate executive compensation to the Company's performance, including aligning executive compensation with long-term increases in stockholder value.

The executive officer compensation program consists primarily of three integrated elements:

  •
  base salary;

  •
  bonus awards; and

  •
  equity-based awards (including stock options and restricted stock units).

        The Committee reviews the executive compensation program annually to ensure that each component and the overall package are competitive. The Committee believes that a competitive compensation program is necessary to attract and retain the executive talent required to lead the Company. Industry, peer group and other public-company survey results are considered in making compensation decisions to align the Company's practices with other companies in the industry. The Committee looks beyond the competitive data in its deliberations on executive officers and places great weight on individual job performance. The Committee also considers the financial performance of the Company and the yearly evaluations of the executive officers presented to the Committee by Mr. Judson Green, the President and Chief Executive Officer.

Base Salary

        The Committee reviews executive officers' base salaries annually and in connection with promotions. The Committee takes into consideration the market data discussed above and Mr. Judson Green's evaluations and recommendations regarding salary, including factors such as the executive's individual performance during the past fiscal year, the individual executive's duties and responsibilities (including any changes thereto from prior years), the individual executive officer's level of experience and the Company's overall financial performance. The Committee then approves, with any modifications it considers appropriate, the annual salary for the next fiscal year for each executive officer.

        In connection with the evaluation made at the end of fiscal year 2004, salary increases were given to six executive officers in fiscal year 2005. Total salaries paid in fiscal year 2005 to the named executive officers is shown in the Summary Compensation Table under "Salary."

Bonus Awards

        The parameters of the Company's bonus award program are intended to reflect the Committee's belief that a material portion of the annual compensation of each executive officer should be contingent upon the Company's achievement of its financial performance and strategic goals and the individual executive officer's contribution to the achievement of those goals. The executive officers' goals are set yearly based upon management's operating plan and budget for the coming fiscal year as approved by the Board of Directors as well as specific performance requirements for the individual executive officer.

        The Committee sets targeted bonus payments for each executive officer. Such targets normally are a percentage of the executive's base salary and the percentage is based primarily on the executive officer's level of responsibility and comparative market data. An executive officer's actual bonus payment may be lower or higher than the target amount based on such officer's achievement against goals. In addition to establishing a bonus pool with bonus payments tied to the achievement of these financial and strategic performance goals, the Committee may also authorize the payment of additional bonuses to executive officers on a discretionary basis, with such payments based on other financial and non-financial achievements of the Company and/or individual executive officers. The bonus awards for fiscal year 2005 for nine executive officers were higher than each such officer's target amount based on the Committee's determinations that the Company met or exceeded its financial performance and strategic goals and such executive officer exceeded the executive officer's individual goals in contributing to such Company performance. The amount of the bonus awards paid to the named executive officers is shown in the "Bonus" column in the Summary Compensation Table.

Equity-Based Awards

        The Committee has authorized the grant and award of stock options and restricted stock units to each of the officers except for the CEO in 2005 in accordance with the Company's 2001 Stock Incentive Plan. The Committee's goal in authorizing such grants to the officers is to create an important link between executive compensation and long-term increases in the value of the Company. The Committee determined the number of options and restricted stock units to be granted based on a variety of factors, including the individual officer's contributions and expected future contributions to the Company's success, prior equity grants and current equity ownership, the perceived need to provide an incentive for the officer to continue service with the Company over the long-term and option and restricted share awards made by competitors and peer companies. All grants are subject to periodic vesting provisions intended to encourage officers to remain employed by the Company. The Committee also considered the potential dilutive effect on the Company's stockholders of the issuance of options and restricted stock units that may be exercised for or converted into shares of Company common stock.

        In fiscal year 2005, option grants to officers were granted at the fair market price on date of grant, and options and restricted stock units generally expire ten years after the date of the grant. For options, 25% of the options vest after one year from February 15, 2005, and the remainder of the options vest in equal portions over the subsequent thirty-six months. For the restricted stock units, 25% of the restricted stock units vest one year from February 15, 2005 and on each of the three subsequent anniversaries thereof. Options granted in fiscal year 2005 to the named executive officers are shown in the Summary Compensation Table under "Shares Underlying Options" and "Restricted Stock Unit Awards."

CEO Compensation

        Judson C. Green has served as President and Chief Executive Officer of the Company since May 8, 2000. Mr. Judson Green's original employment agreement with the Company provided for a base salary of not less than $600,000, a target bonus of 100% of his base salary and a grant of 2,500,000 stock options vesting over a four-year period. The Board of Directors had the right under Mr. Judson Green's original employment agreement to increase his base salary from time to time, but did not do so. In 2004, the original employment agreement was replaced with an amended and restated employment agreement which became effective April 30, 2004. The amended and restated employment agreement, which was approved by the Compensation Committee and the Board of Directors, provides for a base salary of $630,000, a target bonus of 100% of base salary, and an award of 619,335 restricted stock units vesting ratably over four years. In arriving at the terms of Mr. Judson Green's amended and restated employment agreement, the Committee adhered to the same general compensation principles described above, and also took into consideration input from independent compensation consultants retained by the Committee.

        Mr. Judson Green's amended and restated employment agreement provides that one half of his bonus is subject to Mr. Judson Green's achievement of applicable Company milestones and objectives established annually by the Compensation Committee, and the other half is subject to his achievement of personal objectives established annually by the Committee. The Committee set Mr. Judson Green's fiscal year 2005 bonus amount based on these criteria. The Committee determined that Mr. Judson Green achieved or exceeded all of his Company milestones and objectives and personal objectives established by the Committee for fiscal year 2005. The Committee also considered Mr. Judson Green's contribution during 2005 to the Company's secondary public offering. The Committee in its discretion awarded Mr. Judson Green an annual bonus award of $750,000.

Limitation on Deductibility of Certain Compensation for Federal Income Tax Purposes

        The Internal Revenue Code precludes the Company from taking a deduction for compensation in excess of $1 million for the officers named in the Summary Compensation Table. Certain performance-based compensation is specifically exempt from the deduction limit. The Company's policy is to qualify, to the extent deemed reasonable by the Committee, the compensation of executive officers for deductibility under applicable tax laws and the Company's incentive plans and awards are designed accordingly. The Committee, however, retains the ability to evaluate the performance of the Company's executives, including the CEO, and provide for appropriate compensation even if it may result in the non-deductibility of certain compensation. A portion of Mr. Judson Green's bonus for fiscal year 2005 may not qualify for deductibility under the Internal Revenue Code. The Committee, however, felt Mr. Judson Green's bonus was appropriate to reward him for his performance which should lead to longer term success and profitability.

The Compensation Committee
Richard J.A. de Lange (Chairman)
Christopher Galvin
Scott D. Miller

Compensation Committee Interlocks and Insider Participation

        The current members of our Compensation Committee are Mr. de Lange, Mr. Galvin and Mr. Miller. None of these individuals were at any time during fiscal year 2005 an officer or employee of ours. In addition, none or our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

  Employment Agreements

        We have entered into written employment agreements with our named executive officers, the terms of which are summarized below.

President and Chief Executive Officer

        Judson C. Green, our President and Chief Executive Officer, has an employment agreement with us which was amended and restated as of April 30, 2004. The new employment agreement will continue until Mr. Green's death or disability or until otherwise terminated by either party. The new employment agreement provides Mr. Green a base salary of $630,000 per annum with a targeted annual bonus of 100% of his base salary. One-half of his bonus is subject to Mr. Green's achievement of applicable financial milestones and objectives established by the Compensation Committee and the other half is subject to Mr. Green's achievement of personal non-financial objectives established by the Compensation Committee. Mr. Green is also entitled to reimbursement for his travel expenses and an allowance of $3,000 per month for certain business-related expenses, additional term life insurance protection and certain post-termination medical coverage. Mr. Green is subject to a non-compete and non-solicitation provision, which will continue for a period of one year beyond the termination of his employment agreement.

        Mr. Green's new employment agreement provides that in the event that Mr. Green's employment is terminated at any time prior to the date Mr. Green attains age 65 by us without cause or by Mr. Green as a result of our breach of the employment agreement or by Mr. Green as a result of good cause (defined as a significant diminution of his duties and/or a reduction in his base annual compensation and/or target bonus) or for any reason during the seventh month after a change of control, Mr. Green will be entitled to certain severance benefits equal to two years base salary and bonus and accelerated vesting of his equity and incentive awards. The failure of Mr. Green to be elected and continue as a director on our Board of Directors, other than as a result of his voluntary resignation, will constitute a breach of the employment agreement by us.

        In connection with his employment, Mr. Green was granted an option on May 1, 2000 to acquire 2,500,000 shares of our common stock at an exercise price of $11.90 per share, subject to vesting at a rate of 25% per year, commencing with 25% of the shares subject to the option vesting on the date of grant. Pursuant to our offer to exchange the options granted to Mr. Green and others in 2001, these options were canceled on October 1, 2001, and new options for the same number of shares were granted on May 15, 2002. The exercise price of the new options granted on May 15, 2002 equaled $1.40 per share, which was determined by our Board of Directors to be the fair market value of our common stock on the date of the grant. The options Mr. Green received in exchange for his tendered options have the same vesting as his tendered options. Mr. Green's vested options will be exercisable for the full 10-year term, regardless of any termination of his employment, except in the following case: if Mr. Green, prior to a change of control, terminates his employment other than as a result of a breach of his employment agreement by us and/or for good cause, then the vested options will be exercisable for a period of 60 days following the date of employment termination.

        On April 30, 2004, Mr. Green was granted 619,335 restricted stock units in connection with the execution of his new employment agreement. These restricted stock units are generally subject to vesting at a rate of 25% per year, commencing with 25% of the units vesting on April 30, 2005. Mr. Green also has the right under his new employment agreement to purchase up to $5 million of our common stock in connection with an offering by us of shares to the public at the public offering price.

Executive Vice President, NAVTEQ Connected Services

        John K. MacLeod is our Executive Vice President, NAVTEQ Connected Services. We have entered into an employment agreement dated as of September 18, 2000 with Mr. MacLeod pursuant to which he is entitled to an annual base salary of $300,000 and a discretionary bonus of up to 50% of his base salary. Under the terms of the employment agreement, Mr. MacLeod was also entitled to receive reimbursement for a one time relocation expense within the first year of his employment. In the event that Mr. MacLeod is terminated by us without cause or voluntarily terminates his employment for good reason, he is entitled to receive severance in an amount equal to his base salary in either a lump sum or equal monthly installments for 12 months following his termination, and to continue to participate in all of our benefit programs for which all senior executives are eligible (other than bonus and incentive compensation plans) from the date of termination through the first anniversary of the date of termination. Mr. MacLeod's severance will be reduced on a dollar for dollar basis by the amount of any compensation received by Mr. MacLeod upon his obtaining employment with another employer. Mr. MacLeod has agreed to a non-compete and non-solicitation provision which continues for a period of one year beyond the termination of his employment with us.

        In connection with his employment, we also entered into a stock option agreement with Mr. MacLeod pursuant to which he was granted options to acquire 214,286 shares of our common stock at $15.40 per share. Pursuant to our offer to exchange the options granted to Mr. MacLeod and others in 2001, all of Mr. MacLeod's options were canceled on October 1, 2001, and new options for the same number of shares were granted on May 15, 2002. The exercise price of the new options equaled $1.40 per share, which was determined by our Board of Directors to be the fair market value of our common stock on the date of the grant. These options have fully vested.

Executive Vice President and Chief Financial Officer

        We entered into an employment agreement with David B. Mullen as of December 1, 2002, whereby Mr. Mullen became our Executive Vice President and Chief Financial Officer. The employment agreement terminates on the earlier of Mr. Mullen's resignation, disability, death or termination by the Board of Directors or our CEO with or without cause. Mr. Mullen is entitled to receive a base salary of $330,000 per annum and is eligible to receive an annual bonus of 50% of his base salary. In the event that Mr. Mullen is terminated by us without cause or voluntarily terminates his employment for good reason, he is entitled to (i) receive severance in an amount equal to his base salary plus Mr. Mullen's target bonus amount pro-rated for the year based on the date of termination in either a lump sum or equal monthly installments for 12 months following his termination at our discretion, provided that in the event we elect to pay a lump sum, such payment shall equal the present value of the payments otherwise payable discounted at a rate of 10% per annum, and (ii) continue to participate in all of our benefit programs for which all senior executives are eligible (other than bonus and incentive compensation plans) from the date of such termination through the first anniversary of the date of termination. Mr. Mullen has agreed to a non-compete and non-solicitation provision, which continues for a period of one year beyond the termination of his employment agreement.

        In connection with the employment agreement, we agreed to recommend to the Compensation Committee that Mr. Mullen be granted an option to purchase 285,714 shares of our common stock at a per-share exercise price equal to the fair market value on the date of grant. Mr. Mullen was granted an option to purchase 285,714 shares of our common stock on December 22, 2003 at an exercise price equal to $5.74 per share, which represented a discount to the fair market value of our common stock on the date of grant of $12.04 per share as determined by our Board of Directors. The options were granted at an exercise price less than the fair market value on the date of grant as a result of the delay in granting Mr. Mullen such options following his initial hire date. This option was execisable as to 25% of the underlying shares as of December 1, 2003 and is exercisable as to approximately 2.08% of the underlying shares each month thereafter. This option will be fully vested on December 1, 2006.

Senior Vice President, Global Marketing and Strategy

        We entered into a letter agreement dated February 3, 1998 with M. Salahuddin Khan pursuant to which he joined us as Vice President, OEM Marketing. His title has since changed to Senior Vice President, Global Marketing and Strategy. Pursuant to the letter agreement, Mr. Khan is entitled to receive a base salary of $225,004 per annum and is eligible to receive annual bonuses of up to 40% of his base salary, subject to his achievement of applicable milestones and objectives. In addition, Mr. Khan received a signing bonus of $25,000. Mr. Khan's current bonus target is 50% of his base salary.

        The letter agreement also provided that if we adopt a long-term incentive plan, it was anticipated that Mr. Khan would receive an option to purchase 42,857 shares of our common stock at fair market value on the date of the grant, with vesting to occur over a four year period. Mr. Khan received an option to acquire 48,214 shares of our common stock at $11.90 per share in connection with his letter agreement. Pursuant to our offer to exchange the options granted to Mr. Khan and others in 2001, all of Mr. Khan's options, including his initial options, were canceled on October 1, 2001, and new options for the same number of shares were granted on May 15, 2002. The exercise price of the new options equaled $1.40 per share, which was determined by our Board of Directors to be the fair market value of our common stock on the date of the grant. These options have fully vested.

        Mr. Khan is an at-will employee and his employment is for no specific term. However, in the event that he is terminated without cause, Mr. Khan is entitled to receive severance pay equal to six months of his base salary plus any earned but unpaid bonuses and the continuation of his benefits for a six-month period. In the event that Mr. Khan has not obtained employment elsewhere at the expiration of the six-month period, we will pay him his base salary for an additional three months or until he receives other employment, whichever occurs sooner.

Executive Vice President

        We entered into a letter agreement with Denis M. Cohen dated February 13, 1997 pursuant to which Mr. Cohen became President of our principal European operating subsidiary. His title has since changed to Executive Vice President.

        Pursuant to the letter agreement, Mr. Cohen was entitled to a base annual salary of 1,072,000 French francs (approximately $188,517) plus a signing bonus of 804,000 French francs (approximately $141,387), paid in installments over the term of his employment. In addition, he was eligible to receive an annual performance bonus of up to 50% of his base salary, subject to his achievement of applicable milestones and objectives.

        The letter agreement also provided that it would be recommended to the Board of Directors that Mr. Cohen be granted an option to acquire 14,286 shares of our common stock at the fair market value at the time of grant, these options to vest in equal annual installments over a four year period and subject to Mr. Cohen's continued employment with us. Mr. Cohen received an option to acquire 14,286 shares of our common stock at an exercise price of $11.90 per share in connection with his letter agreement. Pursuant to our offer to exchange the options granted to Mr. Cohen and others in 2001, all of Mr. Cohen's options, including his initial options, were canceled on October 1, 2001, and new options for the same number of shares were granted on May 15, 2002. The exercise price of the new options equaled $1.40 per share, which was determined by our Board of Directors to be the fair market value of our common stock on the date of the grant. These options have fully vested.

        In the event that Mr. Cohen's employment is terminated without cause and in connection with either a change of control or a change in the nature of our business, Mr. Cohen has the option to take a similar position in the United States or receive his base salary and benefits for a period of one year. In the event that Mr. Cohen's employment is terminated without cause for any other reason he is entitled to receive his base salary and benefits for the remainder of the term of his agreement, but in no event for less than a year.

PROPOSAL NO. 2—APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN

  General.

        We are requesting that stockholders vote in favor of approving the NAVTEQ Corporation Amended and Restated 2001 Stock Incentive Plan (the "Plan"). Our 2001 Stock Incentive Plan was previously approved by our Board of Directors (the "Board") and stockholders in August 2001, prior to us becoming a publicly traded company. Subject to your approval, we have amended and restated the 2001 Stock Incentive Plan (i) to permit compensation payable to our named executive officers under the Plan to constitute "qualified performance-based compensation" and to therefore be deductible to the Company without regard to the limitations imposed by Section 162(m) of the Internal Revenue Code (the "Code"), (ii) to limit the number of shares of our common stock that may be issued under the Plan in respect of restricted stock, restricted stock units or other similar "full value" awards, (iii) to eliminate the automatic termination of the Plan in 2011, (iv) to limit the terms of stock options and stock appreciation rights granted under the Plan to eight years, (v) to prohibit the Company from "repricing" (without stockholder approval) stock options or stock appreciation rights granted under the Plan, (vi) to prohibit the grant of stock options or stock appreciation rights with an exercise price less than the per share fair market value of our common stock on the date of grant, and (vii) to clarify certain existing provisions of the 2001 Stock Incentive Plan.

        The amendment and restatement of the 2001 Stock Incentive Plan does not reflect an increase in the number of shares of common stock reserved for issuance under the 2001 Stock Incentive Plan. If the newly amended and restated Plan is not approved, our existing 2001 Stock Incentive Plan will remain in effect in accordance with its terms prior to its amendment and restatement.

        The Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our stockholders. The Board further believes that the changes reflected in the amended and restated Plan are consistent with our compensation philosophy (and with responsible compensation policies generally) and will preserve our ability to attract and retain capable officers, employees, directors and consultants who will add to our continued growth and success.

  Description of the Plan.

        The following is a summary of the principal features of the Plan. This summary does not purport to be a complete description of all of the provisions of the Plan. It is qualified in its entirety by reference to the full text of the Plan, which has been filed with the Securities and Exchange Commission with this proxy statement and is attached hereto as Appendix A. Any stockholder who wishes to obtain a copy of the Plan may do so by submitting a request for such copy to NAVTEQ, c/o Corporate Secretary, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654.

        Administration.    The Plan provides that the Plan be administered by our Board or by a delegated committee (or committees) of the Board. The Board or the committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Plan and to interpret its provisions.

        Our Board may amend, alter, suspend or terminate the Plan at any time. However, any action by the Board in this regard cannot impair the rights of any grantee without the consent of the grantee, except in the event of a merger or consolidation, certain unusual or nonrecurring circumstances and other limited situations as specified in the Plan. Furthermore, the Board may not, without obtaining prior approval by our stockholders, reduce the option price of any outstanding option at any time during the term of such option (other than by adjustment relating to changes in capitalization).

        The Board has delegated to its Compensation Committee (the "Compensation Committee") the authority to administer the Plan with respect to our president and chief executive officer, all persons who report directly to our president and chief executive officer, our other officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, and members of our Board of Directors. In addition, it is our Compensation Committee that would administer performance awards made to our named executive officers (and others who may foreseeably become named executive officers) intended to satisfy the requirements for exemption under Section 162(m) of the

Code. In such capacity, the Compensation Committee would select the performance criteria relevant to any performance award as well as establish the participant's level of performance and the period over which that performance would be measured. Our Board has delegated to Judson C. Green, one of our directors and our president and chief executive officer, the authority to administer the Plan with respect to participants other than those within the scope of the Compensation Committee's authority, as above described.

        Eligibility.    The Plan provides that all of our employees, officers, directors and consultants are eligible to participate, but our internal compensation policies limit participation to directors and certain manager-level employees and all employees at a level higher than manager. As of March 1, 2006, approximately 260 employees (including employee directors and executive officers) and five non-employee directors were eligible to participate in the Plan in accordance with such policies.

        We have also adopted separate sub-plans for residents of The Netherlands, Belgium, France, United Kingdom and California, each having provisions particular to recipients of awards residing in these locations.

        Types of Awards.    The Plan allows us to grant the following to all eligible Plan participants: options (including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code and non-qualified stock options); stock appreciation rights; restricted or unrestricted stock awards; phantom stock; performance awards; stock purchase rights; other stock-based awards; or any combinations of the foregoing.

        The terms and conditions for each grant made under the Plan are memorialized in a grant agreement between us and each grantee. Subject to any applicable limitations contained in the Plan, our Board or the committee selects the recipients of the awards to be made and determines, among other things, the number of shares of common stock subject to any awards, the exercise price of awards, the time or times when awards may vest or be exercised and other terms and conditions of the awards, including conditions regarding issue price, repurchase price and conditions of repurchase.

        We may grant stock options only at an exercise price equal to or greater than the fair market value of our common stock on the date of grant of the option. The terms of the Plan also permit the administrator to determine how optionees may pay the exercise price of their options. Incentive stock options may only be granted to our employees (including parent and/or subsidiary employees). Non-qualified stock options may be granted to our employees, consultants or non-employee directors. The term of each option shall be set by the administrator, but will not in any case be greater than eight years from the date of grant.

        Eligible participants in the Plan also may receive awards of stock appreciation rights. Stock appreciation rights entitle the grantee to receive upon exercise a payment from us having an aggregate value equal to the product of (i) the excess of (a) the aggregate fair market value on the exercise date of one share of common stock over (b) the exercise price per share specified in the grant agreement, times (ii) the number of shares subject to that portion of the stock appreciation right then being exercised by the grantee. The exercise price of stock appreciation rights granted under the Plan must be equal to or greater than the per share fair market value of our common stock on the date of grant. Stock appreciation rights may be settled in cash or shares of our common stock. The term of each stock appreciation right shall be set by the administrator, but will not in any case be greater than eight years from the date of grant.

        We may grant restricted or unrestricted stock awards to eligible participants in such amounts, on such terms and conditions and for such consideration (including no consideration) as the administrator determines.

        Stock-equivalent units (commonly referred to as "phantom stock" or "restricted stock units") may also be made under the Plan in the amounts and on the terms and conditions the plan administrator determines. Grantees of phantom stock do not have the rights of a stockholder except as otherwise provided in the grant agreement. Such phantom stock awards may be settled in cash, common stock or in a combination of cash and common stock.

        The administrator may also grant "performance awards" to eligible participants. Performance awards will become payable upon the attainment of certain performance goals established by the administrator. Performance goals may be based on "Performance Criteria" in order to satisfy the requirements for exemption under Section 162(m) of the Code.

        "Performance Criteria" include (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, after-tax or pre-tax profits, operational cash flow, return on capital employed or returned on invested capital, after-tax or pre-tax return on stockholders' equity, the price of our common stock or a combination of the foregoing; (ii) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, our bank debt or other public or private debt or financial obligations; (iii) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (iv) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (v) the growth in the value of an investment in our common stock assuming the reinvestment of dividends; (vi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs. In addition, such Performance Criteria may be based upon the attainment of specified levels of our (or our subsidiary, division or other operational unit) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, the administrator may designate additional business criteria on which the Performance Criteria may be based or adjust, modify or amend the above listed criteria.

        Performance awards may be settled in cash, common stock or in a combination of cash and common stock.

        Other stock-based awards may also be granted under the Plan. Such awards may be denominated in cash, common stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into common stock or in a combination of the foregoing.

        Shares Subject to the Plan.    The maximum aggregate number of shares of common stock we may award under the Plan as of March 1, 2006 is 15,441,071 (subject to adjustment under certain circumstances), of which 5,666,851 shares are subject to outstanding options, 712,836 shares are issuable pursuant to outstanding restricted stock units that are not performance-based, up to 352,360 shares are issuable pursuant to outstanding performance-based restricted stock units and 8,709,024 shares are reserved for issuance of future grants. The aggregate number of shares available for grant under the Plan is not affected by this amendment. However, the number of shares that may be issued in respect of restricted or unrestricted stock, restricted stock units or other similar "full-value" awards granted under the Plan is now limited to 2,500,000 shares.

        To the extent an option or stock appreciation right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the shares subject to that option or stock appreciation right will again become available for grant under the Plan. Similarly, to the extent any other type of award is terminated, canceled or forfeited for any reason, the shares subject to that award will again become available for grant under the Plan. If an award is settled in cash, the shares subject to that award will again become available for issuance under the Plan.

        No participant may receive awards under the Plan in any calendar year with respect to more than 2,000,000 shares of common stock. Moreover, with respect to any performance award intended to satisfy the requirements for exemption under Section 162(m) of the Code as "qualified performance-based compensation" and that is denominated in cash, the maximum amount of compensation paid with respect to that award will be limited to $5,000,000.

        The shares reserved for future issuances under the Plan may consist of authorized but unissued shares of our common stock or common stock that we have reacquired. As of March 1, 2006, the closing price of our common stock on the New York Stock Exchange was $46.92.

        In the event of a stock dividend, stock split or reverse stock split affecting the common stock, the number of shares for which awards may be granted under the Plan, the number of shares with respect to which awards may be granted during any one year to any individual under the Plan, and the number of shares covered by (and the exercise price and other terms of outstanding awards) shall be adjusted to reflect such an event. The Board or the committee may make adjustments in the terms and conditions of the awards in the event of certain corporate events or changes in our capitalization. Specifically, in the event of any change affecting the common stock, us or our capitalization by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, the administrator may make appropriate adjustments to the maximum and kind of shares reserved for issuance under the Plan or with respect to which awards may be granted under the Plan and may make any adjustments to outstanding awards, including to the number, kind and price of securities subject to those awards.

        The administrator is authorized under the Plan to make (without the consent of award holders) adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or non-recurring events whenever the Board or committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        A change in control transaction will result in the termination of outstanding options and stock appreciation rights, unless the continuation or assumption of these outstanding options or stock appreciation rights is provided for as part of the change of control transaction. In the event of such termination: (a) the outstanding options and stock appreciation rights that will terminate upon the effective time of the change of control will become fully vested immediately prior to the effective time of the change of control and (b) the holders of options and stock appreciation rights will be permitted, for a period of at least fifteen days prior to the effective time of the change of control, to exercise their rights with respect to all portions of options or stock appreciation rights then exercisable.

        In the event of our dissolution or liquidation, unless exercised or as otherwise specified in the Plan, all outstanding options and stock appreciation rights will terminate immediately prior to the liquidation or dissolution.

        Term.    The Plan will continue in effect until terminated, provided that no incentive stock option will be granted under the Plan later than the 10th anniversary of the approval by our stockholders of the Plan, as amended and restated (or the 10th anniversary of our stockholders' approval of any subsequent increase in the number of shares subject to the Plan).

Federal Income Tax Consequences Under the Plan.

        Set forth below is a general description of the federal income tax consequences relating to grants made under the Plan. Grantees are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

        The Plan is not intended to meet the qualification requirements of Section 401(a) of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

  Non-Qualified Stock Options.

        There are no federal income tax consequences to grantees or to us upon the grant of a non-qualified stock option. Upon the exercise of non-qualified stock options, grantees will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the non-qualified stock options and we will generally be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by exercise of a non-qualified stock option, a grantee will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the grantee's adjusted tax basis in the shares (generally, the exercise price plus the amount of ordinary income recognized by the grantee at the time of exercise of the non-qualified stock option).

  Incentive Stock Options.

        Grantees will not be subject to federal income taxation upon the grant or exercise of incentive stock options. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax. A sale of shares acquired by exercise of an incentive stock option that does not occur within one year after the exercise or within two years after the grant of the incentive stock option generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.

        If such sale occurs within one year from the date of exercise of the incentive stock option or within two years from the date of grant (a "disqualifying disposition"), the grantee generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary income recognized by the grantee.

  Stock Appreciation Rights.

        The grantee will not recognize any income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the grantee will recognize ordinary income equal to the value of the cash or stock received upon such exercise, and we will be entitled to a corresponding deduction. Shares received in connection with the exercise of a stock appreciation right will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

  Restricted Stock.

        A grantee normally will not recognize taxable income upon the award of a restricted stock grant, and we will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary income in an amount equal to the difference between the fair market value of the common stock at that time and the amount paid by the grantee for the shares, if any. We will be entitled to a deduction in the same amount. A grantee may, however, elect to recognize ordinary income in the year the restricted stock grant is awarded in an amount equal to the difference between the fair market value of the common stock on the date of grant, determined without regard to the restrictions, and the amount paid by the grantee for the shares, if any. In this event, we will be entitled to a deduction in the same year, and any gain or loss recognized by the grantee upon subsequent disposition of the common stock will be capital gain or loss. If, after making the election, the restricted stock is forfeited, the grantee will not be entitled to any tax deduction or tax refund.

  Phantom Stock/Restricted Stock Units.

        A participant who is granted phantom stock or a restricted stock unit is not required to recognize any taxable income at the time of grant. Upon distribution of shares in respect of phantom stock or a restricted stock unit, the fair market value of those shares will be taxable to the grantee as ordinary income and we will receive a deduction equal to the income recognized by the grantee. The subsequent disposition of shares acquired pursuant to phantom stock or a restricted stock unit will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution).

  Other Awards.

        As noted above, the Plan permits a variety of other awards at the discretion of the administrator. Generally, cash or stock issued in settlement of such awards will be taxable as ordinary income to the recipient and deductible to us, subject to Section 162(m) of the Code, at the time of payment.

New Plan Benefits

        On February 27, 2006, the Compensation Committee approved a grant to Judson C. Green of awards of restricted stock units and options to purchase our common stock, in each case subject to stockholder approval of the Plan.

        The number of restricted stock units subject to that award will be 4,375,000 divided by the closing price of our common stock on the date of the Annual Meeting. The restricted stock units will vest over a four (4) year period beginning on March 1, 2006, provided that the number of restricted stock units subject to the award will be reduced if the Company does not achieve certain revenue and net income goals for the year ended December 31, 2006.

        The number of shares subject to the option will be determined by dividing 1,750,000 by the estimated value of an option to purchase one share of our common stock on the date of the Annual Meeting. The estimated value of an option to purchase one share of our common stock was based on a binomial model, a common option valuation method, and was determined to be 45.6% of the closing price of our common stock on the date of the Annual Meeting. The option vests 25% on March 1, 2007, and with respect to 1/36 of the remaining shares each month thereafter.

        Because grants may be made from time to time at the discretion of the Board or the administrator, future benefits to other directors and executive officers under the Plan, other than the restricted stock unit and option grant to Mr. Green described above, cannot currently be determined.

        The Board of Directors recommends that the stockholders vote "FOR" the approval of the Amended and Restated 2001 Stock Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table provides information as of December 31, 2005, regarding the number of shares of common stock that may be issued under the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	6,089,522	$7.68	9,707,444
Equity compensation plans not approved by security holders	—	—	—

Total	6,089,522	$7.68	9,707,444

        The number of securities remaining available for future issuance under equity compensation plans set forth above represents shares available for issuance under the Company's 2001 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities (collectively, "Reporting Persons"), to file initial reports of ownership and reports of change of ownership with the SEC. Reporting Persons are additionally required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports furnished to us during 2005, all Reporting Persons were in compliance except that one report on Form 4 reporting shares withheld by us to satisfy tax withholding obligations was not timely filed by each of the following: M. Salahuddin Khan, John K. MacLeod, Christine C. Moore, David B. Mullen, Neil T. Smith, Denis M. Cohen, Winston V. Guillory, Lawrence M. Kaplan, Richard J.A. de Lange, Dirk-Jan van Ommeren and Richard E. Shuman.

Audit Committee Report

        The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent we incorporate such Report by specific reference.

        The Audit Committee of the Board of Directors has:

  •
  Reviewed and discussed the audited financial statements with management;

  •
  Discussed with KPMG LLP, our independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and

  •
  Received the written disclosures and the letter from KPMG LLP as required by Independence Standards Board Standard No. 1, and has discussed KPMG LLP's independence with KPMG LLP.

        In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005.

The Audit Committee
William Kimsey (Chairman)
Scott D. Miller
Dirk-Jan van Ommeren

Auditors

        The Audit Committee has selected KPMG LLP to be our independent public accountants for our fiscal year ending December 31, 2006. A representative of KPMG LLP is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed for the years ended December 31, 2004 and December 31, 2005 for professional services rendered by KPMG LLP, the Company's principal accountant, for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-Q or services that are normally provided by the Company's principal accountant in connection with statutory and regulatory filings or engagements for such fiscal years equaled $730,000 and $1,457,000, respectively.

Audit-Related Fees

        There were no fees billed for the years ended December 31, 2004 and December 31, 2005, for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Company's financial statements not reported under "Audit Fees" above.

Tax Fees

        The aggregate fees billed for the years ended December 31, 2004 and December 31, 2005 for professional services rendered by KPMG LLP for tax compliance, tax advice, and tax planning equaled $18,000 and $2,000, respectively, and consisted of assistance in the preparation of tax returns, and general tax research and planning.

All Other Fees

        The aggregate fees billed for the years ended December 31, 2004 and December 31, 2005 for products and services provided by KPMG LLP other than the services reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees" equaled $5,000 and $153,000, respectively, and consisted of business combination due diligence and the licensing of accounting research tools.

Pre-Approval Policy

        The Company's Audit Committee Charter provides that the Audit Committee shall pre-approve all auditing services, internal control-related services and permitted non-audit services (including the terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Committee prior to the completion of the service. The Committee may also form and delegate authority to sub-committees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. In accordance with the pre-approval policy, the Audit Committee has designated Mr. Kimsey as the sole member of a subcommittee with the authority to grant pre-approvals for audit and permitted non-audit services other than the annual audit plan for audit services; provided that Mr. Kimsey is required to present such approvals to the Audit Committee at its next regularly scheduled meeting. All of the services obtained from our independent auditors described above were pre-approved by either the Audit Committee or Mr. Kimsey as the sole member of the subcommittee.

Stockholder Proposals for the 2007 Annual Meeting

        Stockholders may nominate director candidates and make proposals to be considered at the 2007 Annual Meeting. In accordance with our bylaws, any stockholder nominations of one or more candidates for election as directors at the 2007 Annual Meeting or any other proposal for consideration at the 2007 Annual Meeting must be received by the Secretary of NAVTEQ at the address set forth below, together with certain information specified in our bylaws, not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year's annual meeting (in this case, January 10, 2007 to February 9, 2007); provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder must be so received not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made by us.

        In addition to being able to present proposals for consideration at the 2007 Annual Meeting, stockholders may also be able to have their proposals included in our proxy statement and form of proxy for the 2007 Annual Meeting. In order to have a stockholder proposal included in the proxy statement and form of proxy, the proposal must be delivered to us at the address set forth below not later than December 1, 2006, and the stockholder must otherwise comply with applicable SEC requirements and our bylaws.

        The form of proxy issued with our 2007 proxy statement will confer discretionary authority to vote for or against any proposal made by a stockholder at our 2007 Annual Meeting and which is not included in our proxy statement. However, such discretionary authority may not be exercised if the stockholder proponent has given to our Secretary notice of such proposal between January 10, 2007 and February 9, 2007, and certain other conditions provided for in the SEC's rules have been satisfied.

        A copy of the full text of the bylaw provisions discussed above may be obtained on our web site at www.navteq.comunder "Corporate Governance—Investor Relations" or by writing to the Secretary of NAVTEQ. All notices and nominations referred to above must be sent to the Secretary of NAVTEQ, at the following address: NAVTEQ Corporation, 222 Merchandise Mart, Suite 900, Chicago, Illinois 60654, Attention: Lawrence M. Kaplan, Senior Vice President, General Counsel and Secretary.

Lawrence M. Kaplan Senior Vice President, General Counsel and Secretary

Appendix A

NAVIGATION TECHNOLOGIES CORPORATION
2001 STOCK INCENTIVE PLAN
(As Amended and Restated, Effective as of May 9, 2006)

        1.    Purposes of the Plan. The purposes of this Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Employees and Consultants, and

    •
    to promote the success of the Company's business.

        The Plan permits the granting of stock options (including incentive stock options qualifying under Section 422 of the Code and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, stock purchase rights, other stock-based awards, or any combination of the foregoing. This amended and restated Plan will become effective upon its approval by the shareholders of the Company in accordance with Section 16 hereof and will not affect awards granted prior to its amendment and restatement.

        2.    Definitions. As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or, if appointed by the Board, a Committee.

          (b)   "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

          (c)    "Applicable Laws" means the legal requirements relating to the administration of stock option plans and the issuance of Shares thereunder pursuant to U. S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (d)   "Award" shall mean any stock option, stock appreciation right, stock award, stock purchase right, phantom stock award, performance award, or other stock-based award.

          (e)    "Board" means the Board of Directors of the Company.

          (f)     "Change in Control" means: (i) the acquisition (other than from the Company) by any Person, as defined in this Section 2(f), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Company Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that a Change in Control shall not include a public offering of capital stock of the Company. For purposes of this Section 2(f), a "Person" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than: employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended.

          (h)   "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          (i)     "Common Stock" means the Common Stock of the Company.

          (j)     "Company" means Navigation Technologies Corporation, a Delaware corporation.

          (k)    "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors for the purpose of raising capital.

          (l)     "Continuous Status" means that the employment, consulting or other service relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Affiliate, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, such leave may not exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, the employment relationship will be deemed to have terminated on the 91st day of such leave solely for purposes of eligibility to obtain favorable tax treatment of Incentive Stock Options upon exercise.

          (m)  "Covered Employee" means the chief executive officer and the four other highest compensated Officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

          (n)   "Director" means a member of the Board.

          (o)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (p)   "Eligible Participant" means a person who is eligible to receive an Award under the Plan.

          (q)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (r)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (s)    "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (iii)   in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (t)     "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan and any Notice of Grant.

          (u)    "Grantee" means an Eligible Participant who has been granted an Award under the Plan.

          (v)    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (w)   "Misconduct" means the commission of any act affecting employment which involves (1) dishonesty, fraud or criminal conduct by Grantee, (2) Grantee's knowing and willful violation of a material Company written policy or a lawful direction by an authorized executive officer or the Board, (3) Grantee's engaging in any activity in competition with the Company or its subsidiaries in a material manner (excluding a less than 5% investment in any public company), or (4) Grantee's knowing unauthorized disclosure of confidential material, proprietary information or trade secrets of the Company.

          (x)    "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its Parent or a Subsidiary, does not receive compensation (directly or indirectly) from the Company or its Parent or a Subsidiary for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          (y)    "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (z)    "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Grant Agreement.

          (aa) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (bb) "Option" means a stock option granted pursuant to the Plan.

          (cc)  "Optioned Stock" means the Common Stock subject to an Award.

          (dd) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

          (ee)  "Outside Director" means a Director who either (i) is not a current Employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax-qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outsider director" for purposes of Section 162(m) of the Code.

          (ff)   "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (gg) "Performance Criteria" has the meaning set forth in Exhibit E.

          (hh) "Performance Goal" means the performance goals established by the Administrator and, if desirable for purposes of Section 162(m) of the Code, based on one or more Performance Criteria.

          (ii)    "Performance Period" means three consecutive fiscal years of the Company, or such shorter period as determined by the Administrator in its discretion.

          (jj)    "Plan" means this 2001 Stock Incentive Plan, as amended from time to time.

          (kk)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (ll)    "Section 16(b)" means Section 16(b) of the Exchange Act.

          (mm) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (nn) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be sold under the Plan is 16,428,571; provided, however, after May 9, 2006, restricted or unrestricted stock awards, stock-settled phantom stock or other similar "full-value" awards will not be issued hereunder with respect to more than 2,500,000 Shares. For avoidance of doubt, all Shares reserved for issuance hereunder are available for issuance upon the exercise of Incentive Stock Options. The Shares issued hereunder may be authorized, but unissued, or reacquired Common Stock.

        To the extent an Option or SAR expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares subject to that Option or SAR will again become available for grant under the Plan. Similarly, to the extent any other type of Award is terminated, canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Finally, to the extent an Award is settled in cash, the Shares subject to that Award will again become available for issuance under the Plan. However, for avoidance of doubt, the exercise of a stock-settled SAR or net-cashless exercise of an Option (or portion thereof) will reduce the number of Shares available for issuance hereunder by the entire number of Shares subject to that SAR or Option (or applicable portion thereof), even though a smaller number of Shares will be issued upon such an exercise. Also, Shares tendered to pay the exercise price of an Option or to satisfy a tax withholding obligation arising in connection with an Award will not become available for grant or sale under the Plan.

        4.    Administration of the Plan.

          (a)    Administration of the Plan.    The Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board from time to time (the Board, Committee or Committees hereinafter referred to as the "Administrator"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers such Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may increase the size of any Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee, thereby revesting in the Board the administration of the Plan.

          (b)    Administration With Respect to Directors and Officers Subject to Section 16(b).    At such time as an officer or director of the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended, all grants of Awards to individuals subject to Rule 16b-3 may be made by the Board or a Committee appointed by the Board that is comprised of two or more Non-Employee Directors. At such time as any equity security of the Company is registered pursuant to the provisions of Section 12 of the Securities Exchange Act of 1934, as amended, grants of Awards to Covered Employees or persons who are expected to be Covered Employees at the time of recognition of income resulting from such Award shall be made by a Committee appointed by the Board that is comprised of two or more Outside Directors unless the Board determines that the Company does not wish to comply with Code Section 162(m) with respect to such Awards.

          (c)    Powers of the Administrator.    The Administrator shall have full power and authority, subject to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board, to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

    (i)
    determine the Fair Market Value of the Common Stock, in accordance with Section 2(s) of the Plan;

    (ii)
    select the Directors, Consultants and Employees to whom Awards may be granted hereunder;

    (iii)
    determine whether and to what extent Awards are granted hereunder;

    (iv)
    determine the number of shares of Common Stock to be covered by each Award granted hereunder;

    (v)
    approve forms of agreement for use under the Plan;

    (vi)
    determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

    (vii)
    construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and the applicable Grant Agreements;

    (viii)
    prescribe, amend and rescind rules and regulations relating to the Plan;

    (ix)
    for any purpose including, but not limited to, qualifying for preferred tax treatment under foreign laws or otherwise complying with the statutory or regulatory requirements of local or foreign jurisdictions, establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans;

    (x)
    modify or amend outstanding Awards (provided however, that, except as provided in Section 11 of the Plan or as required to ensure compliance with Applicable Laws, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder);

    (xi)
    authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

    (xii)
    make all other determinations deemed necessary or advisable under or for administering the Plan.

          (d)    Non-Uniform Determinations.    The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

          (e)    Limited Liability.    To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

          (f)    Indemnification.    To the maximum extent permitted by law and by the Company's charter and by-laws, the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

          (g)    Effect of Administrator's Decision.    All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other Employee, Consultant, or Director of the Company, and their respective successors in interest.

        5.    Eligibility.    Participation in the Plan shall be open to all Employees, Officers, and Directors of, and Consultants to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

        6.    Limitations    . Subject to adjustments as provided under Section 11 of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 2,000,000 shares of Common Stock. Moreover, with respect to any Performance Award that is denominated in cash and is intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code, the maximum amount of compensation paid with respect to that Award will not exceed $5,000,000.

        7.    Term of Plan.    Subject to Section 16 of the Plan, the Plan became effective upon its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect until terminated, provided that no Incentive Stock Option will be granted hereunder later than the tenth (10th) anniversary of the approval by the Company's shareholders of the Plan, as amended and restated (or, if shareholders approve an amendment to the Plan increasing the number of Shares subject hereto, the tenth (10th) anniversary of such approval).

        8.    Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the

Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the date of such grant.

        9.    Awards.    The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. This includes fixing the period within which the Award may be exercised and any conditions which must be met before the Award may be exercised. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

          (a)    Stock Options.

    (i)
    Types of Options Available Under the Plan. The Administrator may from time to time grant to Eligible Participants Awards of Incentive Stock Options or Non-Qualified Stock Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of the Company or of any current or hereafter existing Parent or Subsidiary of the Company. No Option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option. Notwithstanding designation by the Administrator as Incentive Stock Options or Non-Qualified Stock Options, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

    (ii)
    Exercise Price. Options must have an exercise price at least equal to Fair Market Value as of the date of grant. If an Incentive Stock Option is granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary corporation, the per Share exercise price shall be no less than one-hundred ten percent (110%) of the Fair Market Value per share on the date of grant.

    (iii)
    Order of Exercisability. For purposes of this Section 9(a), Incentive Stock Options shall be taken into account in the order in which they were granted. If an Option is granted hereunder that is part Incentive Stock Option and part Non-Qualified Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Non-Qualified Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

    (iv)
    Term of the Option. The term of each Option shall be stated in the Notice of Grant, but will not in any case exceed eight (8) years from the date of grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

    (b)
    Stock Appreciation Rights. The Administrator may from time to time grant to Eligible Participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the exercise price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. An SAR must have an exercise price at least equal to Fair Market Value as of the date of grant. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated. The term of each SAR will be stated in the Notice of Grant, but will not in any case exceed eight (8) years from the date of the grant.

    (c)
    Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to Eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

    (d)
    Phantom Stock. The Administrator may from time to time grant Awards to Eligible Participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a Grantee shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

    (e)
    Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more Performance Goals established by the Administrator (in addition to such other conditions, such as the satisfaction of service conditions, as the Administrator may establish). Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as provided in the last sentence of this paragraph, the Administrator will select one or more Performance Goals for measuring performance and the measurement may be stated in absolute terms or relative to other companies or groups of companies. Performance Goals based on criteria other than the Performance Criteria may be utilized, to the extent a performance award is not intended to satisfy the requirements for exemption under Section 162(m) of the Code.

        At the expiration of the Performance Period applicable to any performance award, the Administrator shall determine and certify in writing the extent to which the Performance Goals have been achieved. At that time, the Administrator will have the discretion to adjust the size or amount of any performance award; provided, however, that with respect to any performance award intended to satisfy the requirements for exemption under Section 162(m) of the Code, the Administrator may exercise its discretion only to reduce the size or amount of any such performance award.

    (f)
    Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to Eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

        10.  Non-Transferability Of Awards. Unless otherwise specified by the Administrator in the Grant Agreement, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee.

        11.  Adjustments for Corporate Transactions and Other Events.

          (a)   Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 6 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

          (b)   Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 11(a), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Sections 3 and 6 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

          (c)    Change in Control Transactions. Except as otherwise specifically set forth in a Grant Agreement, in the event of any transaction resulting in a Change in Control of the Company, outstanding Options and SAR's under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, (A) the outstanding Options and SAR's that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control and (B) the holders of Options and SAR's under the Plan will be permitted, for a period of at least fifteen days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or before the effective time of the Change in Control; provided, however, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately before the effective time of such Change in Control.

          (d)   Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

          (e)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee or SAR holder as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee or SAR holder to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option or SAR would not otherwise be exercisable. In addition, the Administrator may provide by Plan rule that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or SAR shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, each Option and each SAR will terminate immediately prior to the consummation of such proposed action.

          (f)     Other Agreements. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee's successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement, shareholders' agreement or other agreements regarding the Common Stock of the Company in such form(s) as the Administrator may determine from time to time.

        12.  Amendment and Termination of the Plan.

          (a)   Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)   Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c)    Repricing of Options. Notwithstanding any provision in the Plan to the contrary, the Board may not, without obtaining prior approval by the Company's shareholders, reduce the option price of any outstanding Option at any time during the term of such Option (other than by adjustment pursuant to Section 11). This Section 12(c) may not be repealed, modified or amended without the prior approval of the Company's shareholders. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (d)   Effect of Amendment or Termination. Except as provided in Section 11, no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. Notwithstanding the forgoing, any amendment, alteration, suspension or termination of the Plan undertaken for the purpose of complying with Applicable Laws will not require the consent of the Grantee.

        13.  Conditions Upon Issuance of Shares.

          (a)   Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)   Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        14.  Liability of Company.

          (a)   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b)   Grants Exceeding Allotted Shares. If the Shares covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 16 of the Plan.

        15.  Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        16.  Shareholder Approval. This amended and restated Plan is subject to approval by the shareholders of the Company within twelve (12) months after the date it is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed.

        17.  Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Grantee for federal income tax purposes with respect to any Award under the Plan, the Grantee will pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee. Unless otherwise determined by the Administrator, the minimum required withholding obligation with respect to an Award may be settled in Shares, including the Shares that are subject to that Award.

        18.  Non-Guarantee of Employment, Service or Pension. Neither the Plan nor the granting of any Award shall confer upon a Grantee any right with respect to continuing the Grantee's employment, consulting or other service relationship with the Company, nor shall they interfere in any way with the Grantee's right or the Company's right to terminate such employment, consulting or other service relationship at any time, with or without cause. No benefits under the Plan shall be pensionable or otherwise increase the obligation of the Company or its Affiliates to provide retirement benefits to any Employee.

Exhibit A

2001 STOCK OPTION PLAN FOR CALIFORNIA EMPLOYEES

        With respect to Awards granted to California residents prior to a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 and only to the extent required by applicable law, the following provisions shall apply notwithstanding anything in the Plan or a Grant Agreement to the contrary:

        1.    No such persons shall be entitled to receive Awards in the form of any stock appreciation rights or phantom stock.

        2.    With respect to any Award granted in the form of a stock option pursuant to Section 9(a) of the Plan:

          (a)   The Award shall provide an exercise price which is not less than 85% of the Fair Market Value of the stock at the time the option is granted, except that the price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the issuing corporation or its parent or subsidiary corporations.

          (b)   The exercise period shall be no more than 120 months from the date the option is granted.

          (c)    The options shall be non-transferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e).

          (d)   The Award recipient shall have the right to exercise at the rate of at least 20% per year over 5 years from the date the option is granted, subject to reasonable conditions such as continued employment. However, if an option is granted to officers, directors, or Consultants of the Company or the issuer of the underlying security or any of its affiliates, the option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the issuer of the option or the issuer of the underlying security or any of its affiliates.

          (e)    Unless employment is terminated for "cause" as defined by applicable law, the terms of the Plan or Grant Agreement or a contract of employment, the right to exercise the option in the event of termination of employment, to the extent that the Award recipient is otherwise entitled to exercise on the date employment terminates, will be as follows:

            (1)   At least 6 months from the date of termination if termination was caused by death or disability.

            (2)   At least 30 days from the date of termination if termination was caused by other than death or disability.

        3.    The Company's shareholders must approve the Plan within 12 months before or after the date the Plan is adopted. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

        4.    At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Grant Agreement or Stock Restriction Agreement a right to repurchase shares held by an Award recipient following such Award recipient's termination at any time within 90 days after such Award recipient's termination date (or in the case of securities issued upon exercise of an option after the termination date, within 90 days after the date of such exercise) for cash and/or cancellation of purchase money indebtedness, at: (A) with respect to vested shares, the Fair Market Value of such shares on the Award recipient's termination date; provided that such right to repurchase vested shares terminates when the Company's securities have become publicly traded; or (B) with respect to unvested shares, the Award recipient's exercise price, provided, that to the extent the Award recipient is not an officer, director or Consultant of the Company or of a Parent or Subsidiary of the Company such right to repurchase unvested shares at the exercise price lapses at the rate of at least 20% per year over 5 years from the date of the grant of the option

        5.    The Company will provide financial statements to each Award recipient annually during the period such individual has Awards outstanding, or as otherwise required under Section 260.146.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Award recipients when issuance is limited to key employees whose services in connection with the Company assure them access to equivalent information.

        6.    The Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

        7.    The Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Board, be reformed to comply with the provisions of Section 25102(o). If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

Exhibit B

2001 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

        The following provisions shall apply with respect to French Employees, as defined below.

        1.    Purposes.    This 2001 Stock Option Plan For French Employees ("Plan") is a sub-plan created under and pursuant to the Navigation Technologies Corporation 2001 Stock Incentive Plan ("U.S. Plan"), which is subject to the approval by the shareholders of Navigation Technologies Corporation (the "Company"), and which provides persons resident or ordinarily resident in France ("French Employees") may benefit under this Plan. Options may be granted to Employees under the Plan at the discretion of the Administrator. All Options shall be issued pursuant to the terms, conditions and limitations of written option agreements, and are intended to qualify for preferred treatment under French tax laws. Unless otherwise defined herein, the terms defined in the U.S. Plan shall have the same defined meanings in this Plan. The following provisions shall replace any contrary provisions in the U.S. Plan; provided, however, that all provisions of the U.S. Plan shall apply in the absence of any contradiction.

        2.    Definitions.    Under this Plan, the following definitions shall apply:

          (a)   "Employee" means any person employed by the Company's French Subsidiary in a salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary and who is a resident of the Republic of France, except as specifically provided in a grant agreement for non-U.S. employees.

          (b)   "Fair Market Value" For purposes of this Plan, but only in the absence of an established market for the Common Stock, Fair Market Value means the value of the Common Stock as determined by reference to the "objective methods" usually used to value shares; and, in particular, the amount of the net assets of the Company, its profitability and its economic forecasts shall be taken into account.

        3.    Reporting.    As part of the Company's annual report to its shareholders, the Board shall report the following information to the Company's shareholders:

  —
  the number, expiration date and price of the Options granted hereunder; and

  —
  the number and price of the Shares subscribed upon exercise of such Options.

        4.    Term of Plan.    The Plan shall become effective as of the date of its adoption by the Board; provided, however, that the Company's shareholders must re-approve the Administrator's authority to issue Options more than 38 months after the adoption of the Plan.

        5.    Option Price.    The Option Price for the shares of Common Stock to be issued pursuant to exercise of an Option under the Plan shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. This Option Price cannot be modified while the Option is outstanding.

        6.    Death of Optionee.    In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death, in compliance with Article L 225-183 of the Applicable Laws, by the heirs or representative of the deceased or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

        7.    Limitation on Exercise Price Adjustments.    In the event of a change in the Company's capitalization, and only as required by Applicable Laws, the exercise price for an Option shall not be changed. However, should any change be made to the share capital by reason of any capital increase by issuing new shares or capitalizing available reserves, stock dividend, reduction in capital following losses or issuance of bonds convertible into shares, the number of Shares under option and the exercise price shall be adjusted in accordance with the provisions of Article L 225-181 of the Applicable Laws. In no event shall any such adjustment result in an exercise price lower than the nominal value of the Shares.

        8.    Registration.    The Shares issued upon the exercise of an Option shall be issued pursuant to issuance of registered stock certificates if the Applicable Laws so permit, or pursuant to book-entry of the Shares in a specific account held by the Company or an agent thereof.

        9.    Transfer.    The Shares issued upon the exercise of an Option may not be subject to any transfer restriction that exceeds the period prescribed in Article 163 bis C of the French Tax Code. All Shares issued upon the exercise of an Option shall be held for a period of four (4) years from the grant date; provided, however, that such Shares may be transferred within such period upon the occurrence of the following events in accordance with the terms of the applicable Grant Agreement: (1) termination of Employee's employment; (2) the Employee's retirement; (3) the Employee's disability, as defined in the French Social Security Code; or (4) the Employee's death.

Exhibit C

2001 STOCK OPTION PLAN FOR NETHERLANDS'S RESIDENTS AND
ELGIAN RESIDENTS EMPLOYED IN THE NETHERLANDS

        This 2001 Stock Option Plan For Netherlands' Residents and Belgian Residents Employed in The Netherlands ("Plan") is a sub-plan created under and pursuant to the Navigation Technologies Corporation 2001 Stock Incentive Plan ("U.S. Plan"). With respect to Awards granted to persons resident and ordinarily resident in (i) The Netherlands and (ii) Belgium but employed in The Netherlands, the provisions of the Plan shall apply subject always to the following provisions which shall apply to such Awards notwithstanding anything to the contrary in the U.S. Plan or any Grant Agreement. Unless otherwise defined herein, the terms defined in the U.S. Plan shall have the same defined meanings in this Plan. The following provisions shall replace any contrary provisions in the U.S. Plan; provided, however, that all provisions of the U.S. Plan shall apply in the absence of any contradiction.

A.
With respect to Awards granted to (a) Netherlands' residents and (b) Belgian residents employed in The Netherlands, the following provisions shall apply notwithstanding anything in the Plan or a Grant Agreement to the contrary:

1.
(a)    Neither the Plan nor any Award or Grant Agreement forms part or creates any rights under the employment agreement concluded between the Grantee and the Company, Parent, Subsidiary or Affiliate as the case may be, nor adds or creates any additional employment conditions (secundaire arbeidsvoorwaarden), and neither the Plan, nor any Award or Grant Agreement creates any other rights than those laid down in the Plan and the Grant Agreement. In particular, if the undertaking of the Company, Parent, Subsidiary or Affiliate will be taken over by a third party within the meaning of article 7:662 et seq. of the Dutch Civil Code (Burgerlijk Wetboek), (the rights and obligations pertaining to) the Awards will not be transferred to such third party.

(b)    The grant of Awards and/or the acquisition of any Shares and/or rights and/or assets upon exercise of such Awards under the Plan will have no effect on the entitlement of the Grantee to pension rights, pension schemes, additional employment conditions or on the entitlement to grants of future Awards.

(c)    The Grantee has no right to any recourse and is not entitled to any compensation for any losses occurred by the lapse of any Award upon or after termination of the Grantee's employment agreement with the Company, Parent, Subsidiary or Affiliate as the case may be. In particular, but without limitation, the Grantee is not entitled to any compensation on the basis of article 7:685 (ontbinding wegens gewichtige redenen) and/or article 7:681 (kennelijk onredelijke beëindiging) of the Dutch Civil Code (and for the Grantee to whom these articles of the Dutch Civil Code for any reason do not apply: such Grantee is not entitled to any compensation other than expressly provided for in the Plan and/or the Grant Agreement and in particular not entitled to any compensation on the basis of any applicable provision of law that is similar or comparable to these articles of the Dutch Civil Code).

2.
Grantees shall be subject to and bound by the terms and conditions of Dutch provisions on insider trading applicable to the Company, Parent, any Subsidiary or Affiliate after the Shares, or other securities issued by the Company, Parent, any Subsidiary or Affiliate, are quoted on any officially recognized securities exchange or as soon as it may reasonably be expected that Shares or such other securities be soon, within the meaning of article 46 of the Securities Markets Supervision Act 1995 (Wet toezicht effectenverkeer 1995), quoted at such securities exchange, and by signing the Grant Agreement the Grantee declares to understand and acknowledge that such insider trading provisions may restrict the Grantees' rights under the Plan including, but not limited to, timing of exercise of Awards, timing of acquisition of any Shares and/or rights and/or assets upon exercise of such Awards and timing of the sale and transfer of any Shares and/or rights and/or assets so acquired.

B.
With respect to Awards granted to Netherlands' residents only, the following provisions shall apply notwithstanding anything in the Plan or a Grant Agreement to the contrary:

1.
No other persons than Covered Employees, Directors, Employees, Non-Employee Directors, Officers and Outside Directors, all as defined in Section 2 of the Plan, are eligible to receive Awards. The Administrator may, however, decide in individual circumstances to grant Awards to other persons residing in The Netherlands provided that such other person forms part of a "restricted circle of persons' in relation to the Company within the meaning of article 3.1 of the Securities Markets Supervision Act 1995.

Exhibit D

2001 STOCK OPTION PLAN FOR UNITED KINGDOM EMPLOYEES

        This 2001 Stock Option Plan For United Kingdom Employees ("Plan") is a sub-plan created under and pursuant to the Navigation Technologies Corporation 2001 Stock Incentive Plan ("U.S. Plan"). With respect to Awards granted to persons resident and ordinarily resident in the United Kingdom, the provisions of the Plan shall apply subject always to the following provisions which shall apply to such Awards notwithstanding anything to the contrary in the U.S. Plan or any Grant Agreement. Unless otherwise defined herein, the terms defined in the U.S. Plan shall have the same defined meanings in this Plan. The following provisions shall replace any contrary provisions in the U.S. Plan; provided, however, that all provisions of the U.S. Plan shall apply in the absence of any contradiction.

1
Nature of Participation

1.1
The granting of an Award shall not form part of any Employee's or Optionee's entitlement to remuneration or benefits pursuant to his contract of employment with the Company or any Parent, Subsidiary or Affiliate. Moreover, the existence of a contract of employment between any person and any such employer shall not give such person any right to have an Award granted to him in respect of any number of Shares either subject to any condition, or at all.

1.2
Except as otherwise provide for in this paragraph 1 the rights and obligations of an Employee or an Optionee under the terms of his office or employment with the Company or any Parent, Subsidiary or Affiliate shall not be affected by his participation in this Plan. In particular, no benefits under the Plan shall be pensionable.

1.3
An Optionee shall have no rights to seek equitable relief or to receive compensation or damages for any loss or potential loss which the Optionee may suffer in connection with any Awards or any rights or entitlements under the Plan which loss or potential loss arises in consequence of the loss or termination of his office or employment with the Company or any Parent, Subsidiary or Affiliate for any reason whatsoever (including, without limitation, wrongful dismissal).

1.4
The foregoing provisions of this Section 1 shall not be taken into account for the purpose of any rule of construction under U.S. law that would be used to construe the provisions of the U.S. Plan.

2
Non-transferability of the Option

2.1
During his lifetime, only the person to whom an Option is granted may exercise that Option.

2.2
An Option shall immediately lapse and cease to be exercisable if:

    2.2.1  the Optionee transfers, or assigns (other than to legally authorized personal representatives upon the death of the person to whom the option was originally granted), mortgages, charges or otherwise disposes of the Option, deals with it, or purports or attempts to do any one or more such thing; or

    2.2.2  the Optionee is adjudicated bankrupt or a bankruptcy order is made against the Optionee, or the Optionee makes a composition with his creditors or does any other similar thing in any part of the world.

3
Life of Options

  If not previously exercised by an Optionee each and any Option held by him shall lapse and cease to be exercisable on the tenth anniversary of its grant.

4
Non-Qualified Options

  All Options granted shall be Non-Qualified Stock Options.

Exhibit E

Performance Criteria

        Performance Goals established for purposes of an Award of performance-based awards intended to comply with Section 162(m) of the Code shall be based on one or more of the following performance criteria (the "Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits, including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Administrator; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or returned on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs. The measurements of Performance Criteria shall be determined in accordance with Generally Accepted Accounting Principles ("GAAP"), except to the extent specified by the Administrator at the time the Performance Criteria are established or at such later time to the extent permitted under Section 162(m) of the Code. For purposes of item (i), above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

        In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, the Administrator may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Annual Meeting Admission Ticket
2006 Annual Meeting of NAVTEQ Stockholders
Tuesday, May 9, 2006, 9:00 a.m. Central Daylight Time

The meeting will be held at:
Holiday Inn Chicago Mart Plaza, Wolf Point Ballroom, 15th Floor
350 North Orleans Street
Chicago, Illinois 60654.

PHOTO IDENTIFICATION WILL BE REQUIRED

This is your admission ticket to the annual meeting. This ticket admits only the stockholder(s) listed on the reverse side of this card and is not transferable.

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET VOTING INSTRUCTIONS.

Annual Meeting Proxy Card
☐	Please mark this box with an X if your address has changed and print the new address below.

A. Election of Directors—The Board of Directors recommends a vote FOR the listed nominees.
1. Nominees:	For	Withhold
01—Richard J.A. de Lange	☐	☐
02—Christopher Galvin	☐	☐
03—Andrew J. Green	☐	☐
04—Judson C. Green	☐	☐
05—William L. Kimsey	☐	☐
06—Scott D. Miller	☐	☐
07—Dirk-Jan van Ommeren	☐	☐

B. Issue—The Board of Directors recommends a vote FOR the approval of the Amended and Restated 2001 Stock Incentive Plan.
Approval of NAVTEQ Corporation	For	Against	Abstain
Amended and Restated 2001 Stock Incentive Plan	☐	☐	☐
Please mark this box if you plan to attend this meeting: ☐
C. Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNATORY IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.
Signature 1—Please keep signature within the box
Signature 2—Please keep signature within the box
Date (mm/dd/yyyy)
☐

Proxy Solicited by Board of Directors for Annual Meeting

        The undersigned, revoking all previous proxies, hereby appoints Judson C. Green, David B. Mullen and Lawrence M. Kaplan, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated hereon and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of NAVTEQ Corporation to be held on May 9, 2006, and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please date and sign our Proxy on the reverse side and return it promptly.

Internet Voting Instructions

You can vote by Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose the method outlined below to vote your proxy.

To vote using the Internet

•
Go to the following web site:

  www.computershare.com/us/proxy

•
Enter the information requested on your computer screen and follow the simple instructions.

If you vote by the Internet, please DO NOT mail back this proxy card.

Proxies submitted by the Internet must be received by 1:00 a.m., Central Daylight Time, on May 9, 2006.

THANK YOU FOR VOTING

QuickLinks

NAVTEQ CORPORATION 222 Merchandise Mart, Suite 900 Chicago, Illinois 60654 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS May 9, 2006 9 a.m. Central Daylight Time
NAVTEQ CORPORATION 222 Merchandise Mart, Suite 900 Chicago, Illinois 60654 PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To be held on Tuesday, May 9, 2006 INFORMATION CONCERNING VOTING AND SOLICITATION
PROPOSAL NO. 1—ELECTION OF DIRECTORS
INFORMATION ABOUT THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF NAVTEQ
EXECUTIVE COMPENSATION
PROPOSAL NO. 2—APPROVAL OF THE AMENDED AND RESTATED 2001 STOCK INCENTIVE PLAN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS